As filed with the Securities and Exchange Commission on September 5, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-7932



                               Lindner Investments
               (Exact name of registrant as specified in charter)



               520 Lake Cook Road, Suite 381, Deerfield, IL 60015
               (Address of principal executive offices) (Zip code)



                                Robert L. Miller
               520 Lake Cook Road, Suite 381, Deerfield, IL 60015
                     (Name and address of agent for service)



                                 1-800-995-7777
               Registrant's telephone number, including area code



Date of fiscal year end: 06/30/2003
                         ----------



Date of reporting period:  06/30/2003
                           ----------


Item 1. Report to Stockholders.

ANNUAL REPORT 2003

[LOGO]


                                                                   Lindner Funds
                                       Advised by Lindner Asset Management, Inc.


The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.


Contents
MARKET OVERVIEW................................................................2

LINDNER LARGE-CAP GROWTH FUND
Letter from the Fund Managers................................................. 3
Schedule of Investments....................................................... 5

LINDNER GROWTH AND INCOME FUND
Letter from the Fund Managers................................................. 6
Schedule of Investments....................................................... 8

LINDNER COMMUNICATIONS FUND
Letter from the Fund Manager..................................................10
Schedule of Investments.......................................................12

LINDNER SMALL-CAP GROWTH FUND
Letter from the Fund Managers.................................................13
Schedule of Investments.......................................................15

LINDNER MARKET NEUTRAL FUND
Letter from the Fund Managers.................................................17
Schedule of Investments.......................................................19

LINDNER GOVERNMENT MONEY MARKET FUND
Letter from the Fund Manager..................................................22
Schedule of Investments.......................................................23

Statements of Assets and Liabilities..........................................24

Statements of Operations......................................................25

Statements of Changes in Net Assets...........................................26

Notes to Financial Statements.................................................28

Financial Highlights..........................................................34

Independent Auditors Report...................................................40




Market Overview
August 2003

                             LINDNER FISCAL YEAR END

Dear Shareholder:

You will notice a significant difference in the most recent letters to Lindner Fund shareholders. In the past, as you will recall, our portfolio managers often provided their outlook for the economy and the markets. However, due to revised and more conservative Securities and Exchange Commission requirements with respect to Fund Financial Reports (under the Sarbanes-Oxley Act of 2002), forward-looking information and/or opinions, including general projections of economic outlook, will no longer be presented as a part of the portfolio managers' letters. We believe that this report to our shareholders is within the spirit and the rule of these new guidelines.

This year began and ended very differently. At the beginning of the fiscal year, the equities markets were still absorbing an unusually large dose of bad news, including further revelations of corporate accounting indiscretions and geopolitical tension prompted by North Korean nuclear saber-rattling and the pending invasion of Iraq. Although these issues have not disappeared, investors were heartened by what appeared to be a quick U.S. victory in Iraq, aggressive monetary and fiscal policies to boost the economy and avoid deflation, and improving corporate earnings. As the equity markets enjoyed a substantial resurgence in the first half of 2003, investors in investment grade fixed income instruments found it increasingly difficult to obtain attractive yields.

We continue to give great care in both the selection and evaluation of the Lindner Funds' Sub-Advisers. It is instructive to note that Lindner Asset Management does not select the Lindner Funds' portfolio management teams based upon their economic and market predictions. To as great an extent as possible, our goal is to judge investment managers based on information that is verifiable in the present. Consequently, we place considerable emphasis on evidence of professional stability, a clear investment strategy, and a proven investment process that is implemented in a disciplined and consistent manner. This cannot guarantee that a manager will outperform. As advisor, however, we prefer to entrust our shareholders' money to investment organizations that fulfill these and other key criteria.

How the markets will fare in the months and years ahead is not predictable. What we can say with certainty, based upon historical experience, is that investors who properly diversify their portfolio among a number of mutual funds may have an opportunity to reduce their total portfolio risk. The Lindner family of funds has been constructed to help our shareholders potentially achieve meaningful diversification across six well-defined funds with different risk and return characteristics. This may be an opportune time for you to review whether your mix of mutual funds is consistent with your long-term financial goals and risk tolerance.

We appreciate that you have elected to invest with the Lindner Funds, and we look forward to working on your behalf in the future.

/s/ Doug T. Valassis                         /s/ Albert A. Pisterzi
Doug T. Valassis                             Albert A. Pisterzi
Chairman & Chief Executive Officer           Chief Operating Officer
Lindner Asset Management, Inc.               Lindner Asset Management, Inc.


The above outlook and those that follow reflect the opinions of the Chairman, Chief Operating Officer and portfolio managers of Lindner Funds as of June 30, 2003. They are subject to change and any forecast made cannot be guaranteed.
References to specific securities or sectors should not be considered recommendations to buy or sell any securities. Please refer to the Annual Report for percentages of holdings, performance information and additional disclosures.

Mutual Fund investing involves risk. Principal loss is possible.

For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor. 8/2003.


Performance Summary

With an objective of long-term capital appreciation, Lindner Large-Cap Growth Fund for the first half of calendar 2003 returned 9.73% verssus the 13.09% return of its benchmark, the Russell 1000 Growth Index. For the fiscal year ending June 30, 2003, the Fund returned -3.32% compared to the benchmark's return of 2.94%.

During the past 12 months, the markets had to contend with significant geopolitical and economic concerns, including the Iraqi war, growing North Korean belligerence, and the risk of a worldwide recession. In the U.S., a marginal increase in capital spending was insufficient to compensate for a slowdown in consumer spending, which was mainly responsible for the relentless bear market culminating in the March-April 2003 stock market lows. Disappointing absolute returns in the latter half of 2002 also prompted investors to abandon growth stocks and search for new opportunities in the value sector. However, this turned out to be a short-lived phenomenon, as better returns in the first half of calendar 2003 prompted a quick and significant shift in market sentiment, and investors slowly started to migrate back to growth.

In the first half of calendar 2003, a considerably underweighted position in technology stocks (15% to 17% of the total portfolio versus 25% in its benchmark) limited the Fund's ability to effectively participate in the tech rebound. At the same time, we maintained a significantly overweighted position in energy stocks, as we expected increasing worldwide demand for both natural gas and crude oil to lead to supply shrinkage and eventually drive energy prices higher. Although our forecast for crude oil and natural gas prices was accurate, exploration/production and oil service companies did not benefit from a commensurate increase in their level of activity nor participate in the market's price/earnings ratio expansion in the first half of calendar 2003. Consequently, these stocks underperformed.

Consumer staples is another sector in which the fund maintained a significantly underweighted position. This strategy adversely affected the portfolio's performance, especially in the third quarter of calendar 2002, when consumer staples staged a temporary rebound (continued on next page)

Lindner Large-Cap Growth Fund
PERFORMANCE GRAPH

Comparison of change in value of $10,000 invested in the Russell 1000 Growth Index and the Lindner Large-Cap Growth Fund from June 30, 1993 to June 30, 2003.

[LINE CHART]
                 Lindner Large Cap    Russell 1000
                   Growth Fund        Growth Index
6/30/93               10,000            10,000
6/30/94               10,483             9,970
6/30/95               12,045            13,009
6/30/96               14,689            16,627
6/30/97               16,525            21,837
6/30/98               16,576            28,692
6/30/99               14,312            36,514
6/30/00               15,544            45,883
6/30/01               11,994            29,287
6/30/02                7,941            21,529
6/30/03                7,677            22,162

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                     Average Annual Total Return Before Taxes*
                                                As of June 30, 2003

                                          1 Year       5 Year       10 Year
                                          ------       ------       -------
Lindner Large-Cap Growth Fund
(inception 5/24/73)                        (3.32%)    (14.27%)      (2.61%)
Russell 1000 Growth Index**                 2.94%      (5.03%)        8.28%

* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

As of June 30, 2003, the Fund had a strong focus on consumer discretionary stocks and healthcare, which helped us to offset a portion of our energy holdings. Examples of consumer discretionary companies in our portfolio that achieved above-average performance are: The Gap [NYSE: GPS], Wal-Mart Stores [NYSE: WMT], e-Bay, Inc. [NASDAQ NM: EBAY], Comcast Corp. [NASDAQ: CMCSK], and Harman Intl. [NYSE: HAR]. Strategic healthcare portfolio holdings that performed particularly well include biotech names such as Amgen, Inc. [NASDAQ: AMGN], Genentech, Inc. [NYSE: DNA], and Gilead Sciences [NASDAQ: GILD].

Among our disappointments for the first half of calendar 2003 was, as mentioned, the overweight in the energy sector. Holdings such as BJ Services Company [NYSE:
BJS], Smith International [NYSE: SII] and Nabors Industries, Ltd. [AMEX: NBR], produced positive earnings, but did not perform up to our expectations, as investors were reluctant to pay higher multiples. Comcast Corp., Microsoft [NASDAQ: MSFT], which is a sizeable holding in our portfolio, and 3M Co. [NYSE:
MMM] also did not perform to our expectations.

We believe that the best way for Lindner Large-Cap Growth Fund to produce strong performance is to identify companies that are positioned to thrive in a slow-growing worldwide economic environment. We will continue to seek companies that exhibit the ability to increase return on capital by accelerating revenue growth and not just via cost controls. We also favor companies that operate in market segments that are less encumbered with excess capacity.

As we write this letter, corporate earnings are being released for the second quarter of calendar 2003, and appear to be meeting expectations. For the first time in two years, earnings in aggregate have been net positive for two consecutive quarters, and this may prove to be a welcome sign for equity investors. This has been a notable element absent in other market rallies, thus there is fundamental reason for the market to be more optimistic.

/s/ Jerome A. Castellini                       /s/ Robert S. Takazawa Jr
Jerome A. Castellini                           Robert S. Takazawa, Jr., CFA
Portfolio Manager                              Portfolio Manager
CastleArk Asset Management, LLC                CastleArk Asset Management, LLC

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.


Lindner Investments
Schedule of Investments - June 30, 2003
                                        Number of
                                        Shares -
                                        Principal
                                         Amount
  Name of Issuer and Title of Issue     of Bonds                Value
--------------------------------------------------------------------------------
Lindner Large-Cap Growth Fund

Common Stocks (95.91%)

Aerospace/Defense (2.74%)
L-3 Communications Holdings, Inc.*           58,000            $   2,522,420
                                                               -------------
Airfreight & Logistics (1.29%)
FedEx Corp.                                  19,200                1,190,976
                                                               -------------

Airlines (2.97%)
Southwest Airlines Co.                      159,200                2,738,240
                                                               -------------

Aluminum (2.23%)
Alcoa Inc.                                   80,700                2,057,850
                                                               -------------

Application Software (2.95%)
Intuit Inc.*                                 53,100                2,364,543
SpeechWorks International Inc.*              74,300                  349,210
                                                               -------------
                                                                   2,713,753
                                                               -------------

Biotechnology (8.33%)
Amgen Inc.*                                  46,600                3,096,104
Genentech, Inc.*                             42,600                3,072,312
Gilead Sciences, Inc.*                       27,000                1,500,660
                                                               -------------
                                                                   7,669,076
                                                               -------------

Broadcasting & Cable (2.73%)
Comcast Corporation - Special Class A*       83,200                2,510,976
                                                               -------------

Chemicals (Diverse) (1.07%)
The Dow Chemical Company                     31,800                  984,528
                                                               -------------

Computer Hardware (3.68%)
Dell Computer Corporation*                  106,100                3,390,956
                                                               -------------

Consumer Electronics (2.41%)
Harman International Industries,
Incorporated                                 28,000                2,215,920
                                                               -------------

Diversified Banks (6.21%)
Bank of America Corporation                  37,000                2,924,110
J.P. Morgan Chase & Co.                      81,800                2,795,924
                                                               -------------
                                                                   5,720,034
                                                               -------------

Health Care (Distributors) (2.45%)
AmerisourceBergen Corporation                32,500                2,253,875
                                                               -------------

Health Care (Medical Devices) (5.34%)
Baxter International Inc.                    75,800                1,970,800
Boston Scientific Corporation*               29,900                1,826,890
Medtronic, Inc.                              23,400                1,122,498
                                                               -------------
                                                                   4,920,188
                                                               -------------

Hypermarkets & Supercenters (2.03%)
Wal-Mart Stores, Inc.                        34,900                1,873,083
                                                               -------------

Industrial Congomerates (3.12%)
Minnesota Mining and Manufacturing
Company (3M)                                 22,300                2,876,254
                                                               -------------

Insurance Brokers (2.26%)
Arthur J. Gallagher & Co.                    76,400                2,078,080
                                                               -------------

Investment Banking & Brokerage (1.97%)
The Goldman Sachs Group, Inc.                21,700                1,817,375
                                                               -------------

Leisure Products (1.31%)
Mattel, Inc.                                 63,900                1,208,988
                                                               -------------

Machinery (Industrial) (2.18%)
Parker-Hannifin Corporation                  47,900                2,011,321
                                                               -------------

See Notes to Financial Statements

                                        Number of
                                        Shares -
                                        Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds                 Value
--------------------------------------------------------------------------------

Oil & Gas (Drilling Equipment) (5.77%)
GlobalSantaFe Corporation                   111,510            $   2,602,644
Nabors Industries Ltd.*F                     44,900                1,775,795
Rowan Companies, Inc.*                       41,800                  936,320
                                                               -------------
                                                                   5,314,759
                                                               -------------

Oil & Gas (Equipment/Services) (4.87%)
BJ Services Company*                         47,300                1,767,128
Schlumberger Limited                         57,200                2,721,004
                                                               -------------
                                                                   4,488,132
                                                               -------------

Oil & Gas (Exploration & Production) (1.93%)
Apache Corporation                           27,300                1,776,138
                                                               -------------

Personal Products (2.72%)
Avon Products, Inc.                          40,300                2,506,660
                                                               -------------

Pharmaceuticals (2.31%)
Pfizer Inc.                                  62,300                2,127,545
                                                               -------------

Reinsurance (1.57%)
RenaissanceRe Holdings Ltd.F                 31,700                1,442,984
                                                               -------------

Restaurants (1.36%)
Starbucks Corporation*                       51,100                1,252,972
                                                               -------------

Retail (Apparel) (3.50%)
Chico's FAS, Inc.*                           48,600                1,023,030
The Gap, Inc.                               117,400                2,202,424
                                                               -------------
                                                                   3,225,454
                                                               -------------

Retail (Internet) (2.60%)
EBay Inc.*                                   23,000                2,396,140
                                                               -------------

Semiconductors (4.84%)
Intel Corporation                            50,000                1,039,200
Microchip Technology Incorporated            35,526                  875,005
Texas Instruments Incorporated              144,000                2,534,400
                                                               -------------
                                                                   4,448,605
                                                               -------------

Systems Software (4.36%)
Microsoft Corporation                       103,400                2,648,074
VERITAS Software Corporation*                47,300                1,356,091
                                                               -------------
                                                                   4,004,165
                                                               -------------

Trade Companies & Distributors (2.81%)
Fastenal Company                             76,000                2,579,440
                                                               -------------

Total Common Stocks
(Cost $82,433,166)                                                88,316,887
                                                               -------------

Short-Term Investments (2.70%)

Lindner Government Money
Market Funda                              2,483,041                2,483,041
                                                               -------------
Total Short-Term Investments
(Cost $2,483,041)                                                  2,483,041
                                                               -------------
Total Investments (98.61%)
(Cost $84,916,207)                                                90,799,928
                                                               -------------

Excess of Other Assets over Liabilities (1.39%)                    1,280,354
                                                               -------------

Net Assets (100.00%)                                           $  92,080,282
                                                               =============

*    Non-income producing.
a    Denotes security is affiliated. (See Note 4)
F    Foreign security.

Performance Summary

With the primary objective of long-term capital appreciation, Lindner Growth and Income Fund returned 9.61% in the first half of calendar 2003 compared to the 8.76% return of its benchmark, a 60/40 blend of the S&P 500 and Lehman Brothers Intermediate Government/Credit Bond Index. For the fiscal year ending June 30, 2003, the Fund returned 0.17% compared to the 4.49% return of its benchmark.

As of June 30, 2003, 87% of the Fund was allocated to equities and 13% was invested in fixed income, which helped lower the degree of risk of the overall portfolio.

Last September, the portfolio management team at Argent Capital Management welcomed a new member, Ken Crawford, who previously was a portfolio manager with American Century. He joined Argent's investment team and assists John Meara and Steven Finerty in stock analysis and portfolio management.

The difficult market conditions for most of the first nine months of the fiscal year gave way to a more positive environment in the second quarter of calendar 2003, which was characterized by increased corporate profits that were prompted, in great part, by productivity enhancements.
Consumers also continued to support the economy, as mortgage refinancing and tax cuts increased discretionary income.

We maintained our bottom-up approach, which focuses on companies with proven management teams that are executing appropriate business strategies. We particularly favor companies with high cash flows that are able to reinvest their assets in high growth initiatives, and whose stocks are selling at reasonable valuations. We also like companies that have the ability to execute on a strategy of shrinking their assets when their returns are poor. We avoid market timing or making large sector bets.

In view of our approach and the market environment, our portfolio at the end of the period had a relatively heavier exposure to healthcare companies and to the financial sector. We also favored the industrial sector. Our underweight positions were in sectors with high valuations and excess capacity, including consumer staples, telecommunications and information technology.

(continued on next page)


Lindner Growth and Income Fund
PERFORMANCE GRAPH

Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Government/Credit Bond Index and 60% in the S&P 500 Index with the Lindner Growth and Income Fund from June 30, 1993 to June 30, 2003.

[LINE CHART]
                   Growth & Income    S&P 500/Lehman  S&P 500
6/30/93                10,000            10,000       10,000
6/30/94                10,149            10,075       10,141
6/30/95                11,348            12,068       12,785
6/30/96                13,179            14,193       16,109
6/30/97                14,332            17,558       21,699
6/30/98                16,446            21,335       28,243
6/30/99                15,530            24,606       34,671
6/30/00                14,679            26,092       37,185
6/30/01                15,087            24,923       31,670
6/30/02                12,934            23,047       25,973
6/30/03                12,956            24,081       26,038

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average Annual Total Return Before Taxes*
As of June 30, 2003
                                           1 Year    5 Year    10 Year
                                           ------    ------    -------
Lindner Growth and Income Fund
(inception 6/22/76)                          0.17%    (4.66%)    2.62%
S&P 500 (60)/Lehman Brothers
Government/Credit Bond (40)**                4.49%     2.45%     9.18%
S&P 500 Index**                              0.25%    (1.61%)   10.04%

* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The S&P 500 Index and the Lehman Brothers Intermediate Government/Credit bond Index are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

One of the better performers in the Fund in the past fiscal year was Aetna, Inc. (NYSE: AET), the third largest healthcare benefit company, with operations in healthcare, insurance and pensions. Our analysis concluded that the company's earnings power was dramatically underestimated by the market, which was slow to note that a new management team had executed, in our opinion, an appropriate downsizing strategy.

Jabil Circuit, Inc. (NYSE: JBL) also performed above expectations. Jabil is a primary beneficiary of the need for manufacturers to outsource in order to stay competitive in a high-speed market environment. Jabil has achieved market share growth by developing long-term partnerships with leading equipment manufacturers, such as Cisco, Philips and Abbott Laboratories. Energizer Holdings, Inc. (NYSE: ENR), with its purchase of the Schick-Wilkinson razor franchise, also delivered above-average performance.

Our sell decisions included AOL Time Warner (NYSE: AOL),  Schering-Plough (NYSE:
SGP) and Sprint PCS (NYSE: PCS). The timing of these sales ranged from good in the case of Schering-Plough to disappointing in the case of AOL, who's price has rebounded since our sale. Sprint PCS, which was one of our best performers in the fourth quarter of 2002, unexpectedly changed management earlier this year. All of the decisions to sell were based on one or more of our strict sell disciplines, prompted by a change of management, a deteriorating competitive environment or an altered business strategy.

Lindner Growth and Income Fund continues to focus on companies with clear, compelling business strategies to improve returns on capital.

/s/ Steven L. Finerty                       /s/ John F. Meara
Steven L. Finerty, JD                       John F. Meara, CFA
Chairman & Portfolio Manager                President & Portfolio Manager
Argent Capital Management                   Argent Capital Management

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Lindner Investments
Schedule of Investments - June 30, 2003

                                       Number of
                                        Shares -
                                       Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds               Value
--------------------------------------------------------------------------------
Lindner Growth and Income Fund

Common Stocks (87.34%)

Asset Management (1.65%)
Franklin Resources, Inc.                     75,000            $   2,930,250
                                                               -------------

Communications Equipment (2.98%)
Cisco Systems, Inc.*                        317,300                5,295,737
                                                               -------------

Computer Hardware (0.84%)
International Business Machines
Corporation (IBM)                            18,000                1,485,000
                                                               -------------

Consumer Finance (2.39%)
MBNA Corporation                            204,000                4,251,360
                                                               -------------

Diverse Capital Markets (2.78%)
J.P. Morgan Chase & Co.                     144,600                4,942,428
                                                               -------------

Diverse Financial Services (2.95%)
Citigroup Inc.                              122,433                5,240,132
                                                               -------------

Diversified Banks (5.04%)
Bank of America Corporation                  71,900                5,682,257
Wells Fargo & Company                        65,000                3,276,000
                                                               -------------
                                                                   8,958,257
                                                               -------------

Electric Utilities (1.28%)
FPL Group, Inc.                              34,000                2,272,900
                                                               -------------

Electronic Manufacturing Services (2.65%)
Jabil Circuit, Inc.*                        213,000                4,707,300
                                                               -------------

Health Care-Equipment (1.66%)
Medtronic, Inc.                              61,500                2,950,155
                                                               -------------

Health Care-Managed Care (4.56%)
Aetna Inc.                                  134,500                8,096,900
                                                               -------------

Household Products (2.65%)
Energizer Holdings, Inc.*                   150,000                4,710,000
                                                               -------------

Hypermarkets & Supercenters (1.87%)
Wal-Mart Stores, Inc.                        62,000                3,327,540
                                                               -------------

Industrial Conglomerates (1.62%)
General Electric Company                    100,300                2,876,604
                                                               -------------

Insurance-Life/Health (2.08%)
Prudential Financial, Inc.                  110,000                3,701,500
                                                               -------------

Insurance-Property/Casualty (5.43%)
MBIA Inc.                                   140,000                6,825,000
SAFECO Corporation                           80,000                2,822,400
                                                               -------------
                                                                   9,647,400
                                                               -------------

Integrated Telecommunication Services (1.09%)
SBC Communications Inc.                      76,000                1,941,800
                                                               -------------

Investment Banking & Brokerage (1.10%)
Lehman Brothers Holdings Inc.                29,400                1,954,512
                                                               -------------

Machinery-Industrial (8.44%)
Dover Corporation                           134,000                4,014,640
Eaton Corporation                            59,000                4,637,990
Ingersoll-Rand CompanyF                     134,000                6,340,880
                                                               -------------
                                                                  14,993,510
                                                               -------------

Metal Mining (0.03%)
Uranium Resources, Inc.*                  1,583,609                   47,508
                                                               -------------

See Notes to Financial Statements

                                           Number of
                                           Shares -
                                           Principal
                                            Amount
Name of Issuer and Title of Issue          of Bonds              Value
--------------------------------------------------------------------------------

Oil & Gas-Equipment/Services (2.08%)
Baker Hughes Incorporated                   110,000            $   3,692,700
                                                               -------------

Oil & Gas-Exploration/Production (0.48%)
Burlington Resources Inc.                    15,800                  854,306
                                                               -------------

Oil & Gas-Integrated (1.63%)
ChevronTexaco Corporation                    40,000                2,888,000
                                                               -------------

Packaged Foods/Meats (1.49%)
ConAgra Foods, Inc.                         112,000                2,643,200
                                                               -------------

Pharmaceuticals (9.25%)
Abbott Laboratories                         137,000                5,995,120
Johnson & Johnson                            73,000                3,774,100
Pfizer Inc.                                 195,000                6,659,250
                                                               -------------
                                                                  16,428,470
                                                               -------------

Publishing (2.58%)
Tribune Company                              95,000                4,588,500
                                                               -------------

Railroads (1.85%)
Norfolk Southern Corporation                171,000                3,283,200
                                                               -------------

Retail-Apparel (1.71%)
The TJX Companies, Inc.                     161,000                3,033,240
                                                               -------------

Retail-Home Improvement (0.80%)
The Home Depot, Inc.                         43,100                1,427,472
                                                               -------------

Semiconductors (3.79%)
Intel Corporation                           152,600                3,171,639
Texas Instruments Incorporated              202,700                3,567,520
                                                               -------------
                                                                   6,739,159
                                                               -------------

Services-Data Processing (1.45%)
First Data Corporation                       62,000                2,569,280
                                                               -------------

Specialty Stores (2.43%)
AutoZone, Inc.*                              16,000                1,215,520
Bed Bath & Beyond Inc.*                      80,000                3,104,800
                                                               -------------
                                                                   4,320,320
                                                               -------------

Systems Software (3.56%)
Microsoft Corporation                       246,800                6,320,548
                                                               -------------

Thrifts & Mortgage Financing (1.15%)
Fannie Mae                                   30,000                2,023,200
                                                               -------------

Total Common Stocks
(Cost $165,909,299)                                              155,142,388
                                                               -------------

Corporate Bonds (7.12%)

Aerospace/Defense (0.69%)
Raytheon Company, 8.300%, 3/1/10         $1,000,000                1,230,154
                                                               -------------

Diverse Financial Services (1.93%)
Citicorp, 6.375%, 11/15/08                1,000,000                1,150,911
Lehman Brothers, Inc., 7.625%, 6/1/06     1,000,000                1,152,642
Merrill Lynch, 6.000%, 02/17/09           1,000,000                1,125,516
                                                               -------------
                                                                   3,429,069
                                                               -------------

Diversified Banks (1.29%)
BankAmerica Corp/Old, 6.625%, 10/15/07    1,000,000                1,150,076
                                                               -------------

Wells Fargo Financial Inc., 5.875%,       1,000,000
8/15/08                                                            1,145,893
                                                               -------------
                                                                   2,295,969
                                                               -------------
Lindner Investments
Schedule of Investments - June 30, 2003

                                       Number of
                                        Shares -
                                       Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds               Value
--------------------------------------------------------------------------------

Household Products (0.68%)
Procter & Gamble Co, 6.875%, 9/15/09      1,000,000   $            1,214,272
                                                               -------------

Hypermarkets & Supercenters (0.68%)
Wal-Mart Stores, Inc., 6.875%, 8/10/09    1,000,000                1,205,097
                                                               -------------

Oil & Gas Refining (0.62%)
Ashland Inc., 6.625%, 2/15/08             1,000,000                1,096,577
                                                               -------------

Pharmaceuticals (1.23%)
Abbott Laboratories, 5.625%, 7/01/06      1,000,000                1,108,000
Bristol Myers, 4.750%, 10/01/06           1,000,000                1,077,141
                                                               -------------
                                                                   2,185,141
                                                               -------------

Total Corporate Bonds
(Cost $11,240,610)                                                12,656,279
                                                               -------------

U.S. Government Agency Securities (4.82%)

FHLBS, 5.250%, 8/15/06                    1,000,000                1,102,399
FHLBS, 4.875%, 8/15/05                    1,500,000                1,609,467
FHLBS, 3.625%, 10/15/04                   2,000,000                2,062,358
FHLMC, 4.500%, 8/15/04                      500,000                  518,641
United States Treasury Note, 7.500%,
02/15/05                                  1,000,000                1,101,563
United States Treasury Note, 4.625%,
5/15/06                                   2,000,000                2,168,672
                                                               -------------

Total U.S. Government Agency
Securities
(Cost $8,106,386)                                                  8,563,100
                                                               -------------

                                       Number of
                                       Shares -
                                       Principal
                                        Amount
Name of Issuer and Title of Issue      of Bonds               Value

Short-Term Investments (0.85%)

Lindner Government Money
Market Funda                              1,516,155            $   1,516,155
                                                               -------------

Total Short-Term Investments
(Cost $1,516,155)                                                  1,516,155
                                                               -------------

Total Investments (100.13%)
(Cost $186,772,450)                                              177,877,922

Excess of Liabilities over Other Assets (-0.13%)                   (241,696)
                                                               -------------
Net Assets (100.00%)                                           $ 177,636,226
                                                               =============

* Non-income producing.
a Denotes security is affiliated. (See Note 4)
F Foreign security
FHLBS = Federal Home Loan Bank System
FHLMC = Federal Home Loan Mortgage Company

See Notes to Financial Statements


Performance Summary

With an objective of long-term capital appreciation, Lindner Communications Fund in the first half of calendar 2003 generated a 23.02% return compared to the 11.76% return of the S&P 500 Index. For the fiscal year ended June 30, 2003, the Fund returned 30.40% versus the S&P 500 Index return of 0.25%.

The telecommunications sector was very strong in the second quarter of this year, as a positive market environment emerged following the initial hostilities in Iraq, and as the economy began to show improvement. High liquidity, low interest rates and lower taxes on dividends were all constructive. It appears the dividend legislation had an especially positive effect on large capitalization companies - including regional Bells and long-distance carriers - that were already paying sizable dividends.

Low interest rates and a receptive bond market during most of the fiscal year also helped the sector. Telecoms with balance sheet problems, especially among the mid-caps, were able to refinance at much lower rates and to extend the maturity of their debt. In addition, refinancing allowed these companies to renegotiate many of the more restrictive terms in their covenants. One of our holdings that benefited from this trend was Western Wireless Corporation (Nasdaq
NM: WWCA), a leading provider of communications services in the western U.S.

The wireless industry, which we have favored for some time, continued to exhibit strong fundamentals and good cash flow growth. The favorable financing environment we have experienced in recent months has resulted in successful IPOs for the first time in several years.

(continued on next page)

Lindner Communications Fund

PERFORMANCE GRAPH

Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Communications Fund from August 30, 1993 to June 30, 2003.

[LINE CHART]
                     Communications           S&P500

8/30/93                   10,000               10,000
6/30/94                   10,039                9,809
6/30/95                   11,294               12,366
6/30/96                   15,291               15,581
6/30/97                   17,476               20,989
6/30/98                   20,192               27,318
6/30/99                   21,932               33,536
6/30/00                   29,056               35,967
6/30/01                   17,727               30,633
6/30/02                    9,250               25,122
6/30/03                   12,062               25,185


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average Annual Total Return Before Taxes*
As of June 30, 2003

                                             1 Year    5 Year     Inception
                                             ------    ------     ---------
Lindner Communications Fund
(inception 8/30/93)                          30.40%    (9.79%)      1.92%
S&P 500 Index**                               0.25%    (1.61%)      9.84%

* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

One of the most important criteria we look at is a company's ability to control the customer. For this reason, we favored local exchange companies, such as regional Bells and rural telephone companies. We also focused on the wireless industry and the integrated communications players. Among these were some foreign companies, including Deutsche Telekom (NYSE: DT), Bell Canada Enterprises (NYSE: BCE) and Telecom Italia SpA (NYSE: TI). Our exposure to long distance, technology and equipment companies was limited, in part because of a more limited ability to protect their respective franchises.

During the last quarter, we fine-tuned the portfolio, which we believed was already well positioned to take advantage of any rally. Although most of our holdings were up in the last three months, we had a few underperformers. Among these were U.S. Cellular (AMEX: USM) and Alltel (NYSE: AT), both of which rose less than their peers.

For the year, our disappointments occurred in market segments where we considered valuations to be very attractive, including the long-distance industry and companies such as AT&T and Sprint. Another disappointment was that we omitted certain selected, strong-performing stocks in areas which we had deemphasized, like small tech stocks.

The telecom industry is currently growing faster than the economy, and it also appears to be effectively addressing its structural problems. Compared to three years ago, many telecom companies are better positioned in regard to capacity and have healthier balance sheets.

Lindner Communications Fund continues to focus on companies with clear, compelling business strategies.

/s/ Ivan Atreaga
Ivan Arteaga, CFA
Vice President & Associate Portfolio Manager
Gabelli Asset Management Company

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Lindner Investments

Schedule of Investments - June 30, 2003
                                        Number of
                                        Shares -
                                        Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds               Value
--------------------------------------------------------------------------------
Lindner Communications Fund

Common Stocks (97.20%)

Cable & Other Pay Television
Services (9.81%)
Cablevision Systems Corporation-
New York Group*                                4,581   $             95,102
Comcast Corporation*                           6,234                188,142
COX Communications, Inc.*                      1,000                 31,900
EchoStar Communications Corporation*           4,000                138,480
Liberty Media Corporation*                    29,000                335,240
UnitedGlobalCom, Inc.*                         6,400                 33,088
                                                               -------------
                                                                    821,952
                                                               -------------

Communications Equipment (2.68%)
Allen Telecom Inc.*                            5,000                 82,600
Motorola, Inc.                                 6,000                 56,580
Nokia OYJ - ADR                                1,300                 21,359
Nortel Networks Corporation*F                  5,900                 15,930
Scientific-Atlanta, Inc.                       2,000                 47,680
                                                               -------------
                                                                     224,149
                                                               -------------

Incumbent Local Exchange Carriers
(15.89%)
CenturyTel, Inc.                              14,000                487,900
Cincinnati Bell Inc.*                         25,000                167,500
Citizens Communications Company*              18,000                232,020
Commonwealth Telephone Enterprises,            6,000                263,820
Inc.*
D&E Communications, Inc.                       5,097                 58,361
SureWest Communications                        2,000                 60,500
SCANA Corporation                              1,800                 61,704
                                                               -------------
                                                                  1,331,805
                                                               -------------

Integrated Telecommunication Services (42.35%)
AT&T Corp.                                     5,040                 97,020
ALLTEL Corporation                             4,000                192,880
BCE Inc.F                                     11,000                254,210
BT Group plc - ADR                             1,800                 60,588
BellSouth Corporation                          7,000                186,410
Cable and Wireless plc - ADR                  14,000                 76,580
Deutsche Telekom AG - ADR                     16,000                243,200
General Communication, Inc.*                   5,000                 43,300
IDT Corporation*                               5,000                 89,500
Koninklijke KPN NV* - ADR                      5,000                 35,650
Nextel Partners, Inc.*                         9,000                 65,700
Nippon Telegraph & Telephone
Corporation - ADR                              2,400                 47,520
Philippine Long Distance Telephone
Company* - ADR                                 4,000                 43,080
Qwest Communications International            14,000                 66,920
Inc.*
Rogers Communications, Inc.F                  13,500                216,675
SBC Communications, Inc.                       6,000                153,300
SK Telecom Co., Ltd. - ADR                     4,000                 75,440
Sprint Corporation                            11,000                158,400
Swisscom AG - ADR                              5,000                141,700
Telecom Italia SpA. - ADR                      1,500                135,960
Telefonica, S.A. - ADR                         6,242                215,786
Telefonos de Mexico S.A. de C.V. -             2,700                 84,834
ADR
Telephone & Data Systems, Inc.                 9,000                447,300
TELUS CorporationF                             5,000                 82,500
Verizon Communications Inc.                    8,000                315,600
Vivendi Universal S.A.* - ADR                  1,000                 18,440
                                                               -------------
                                                                   3,548,493
                                                               -------------

See Notes to Financial Statements


                                          Number of Shares
                                                  -
                                          Principal Amount
Name of Issuer and Title of Issue             of Bonds             Value
--------------------------------------------------------------------------------

Other Communication Services (1.89%)
Lockheed Martin Corporation                           1,000     $      47,570
PanAmSat Corporation*                                 6,000           110,580
                                                                -------------
                                                                      158,150
                                                                -------------

Printing & Publishing (0.75%)
Media General, Inc.                                     200            11,440
R.H. Donnelley Corporation*                           1,000            36,470
The News Corporation Ltd. - ADR                         500            15,135
                                                                -------------
                                                                       63,045
                                                                -------------

Radio & Television Broadcasting Stations (0.58%)
CanWest Global Communications Corp.*F                 2,800            18,340
Paxson Communications Corporation*                    5,000            29,950
                                                                -------------
                                                                       48,290
                                                                -------------

Search, Detection & Navigation Equipment (1.53%)
General Motors Corporation - Class H*                10,000           128,100
                                                                -------------

Wireless Telecommunication Services (21.72%)
AT&T Wireless Services Inc.*                         16,000           131,360
America Movil S.A. de C.V. - ADR                      3,500            65,625
AO VimpelCom* - ADR                                   1,800            83,592
mmO2 plc* - ADR                                       5,000            46,150
Nextel Communications, Inc.*                         20,000           361,600
NTT DoCoMo, Inc. - ADR                                7,500           164,850
Price Communications Corporation*                     5,000            64,550
Rogers Wireless Communications, Inc.*            F   17,000           287,300
Sprint Corporation (PCS Group)*                      15,000            86,250
Telecom Italia Mobile S.p.A.F                        20,000            98,530
TeliaSonera AB - ADR                                  6,057           125,010
United States Cellular Corporation*                   6,000           152,700
Vodafone Group plc - ADR                              2,800            55,020
Western Wireless Corporation*                         8,500            98,005
                                                                -------------
                                                                    1,820,542
                                                                -------------

Total Common Stocks
(Cost $8,951,636)                                                   8,144,526
                                                                -------------


Short-Term Investments (3.44%)

Lindner Government Money
Market Funda                                        288,159           288,159
                                                                -------------

Total Short Term Investments
(Cost $288,159)                                                       288,159
                                                                -------------

Total Investments (100.64%)
(Cost $9,239,795)                                                   8,432,685

Excess of Liabilities over Other Assets (-0.64%)                     (53,381)
                                                                -------------

Net Assets (100.00%)                                          $     8,379,304
                                                                -------------

*    Non-income producing.
a    Denotes security is affiliated. (See Note 4)
F    Foreign Security
ADR  - American Depository Receipt


Performance Summary

With an objective of capital appreciation, Lindner Small-Cap Growth Fund in the first half of calendar 2003 generated a 15.85% return compared to the 19.33% return of its benchmark, the Russell 2000 Growth Index. For the fiscal year ended June 30, 2003, the Fund generated a -8.63% return versus the 0.69% return of the Russell 2000 Growth Index.

The past year has been a tale of two markets. We started the fiscal year in a pronounced bear environment and ended it with the strongest quarter since 1991 for small cap stocks.

A year ago, we were cautiously optimistic about small caps versus large caps. However, as market pressures eased in the first quarter of calendar 2003, the market began to reward risk-taking. Investors rushed into low-cost stocks that had exhibited little or no earnings. The result was a low quality rally that rewarded non-earning micro-caps. The same phenomenon was repeated in May, resulting in illiquid micro-caps outperforming higher quality small caps.

As signs of an economic pickup became evident, we adjusted our portfolio to include stocks that we believed would respond positively to improving economic conditions. Among the stocks we acquired were cyclical companies, including EGL, Inc. (Nasdaq: EAGL), a third-party logistics company that arranges shipments of products all over the world, and Airgas, Inc. (NYSE: ARG), a distributor of industrial, medical and specialty gases.

Another area we found attractive was healthcare, particularly biotechnology. In contrast to last year, when we held no biotech stocks, 7.65% of the portfolio was in these issues as of June 30, 2003, which is an overweight compared with the 4.60% weighting of the Russell 2000 Growth Index. This change in our biotech exposure was prompted by announcements from a growing number of companies that they were poised to introduce products to the market or had obtained approvals for new products that could represent breakthroughs.

(continued on next page)

Lindner Small-Cap Growth Fund

PERFORMANCE GRAPH

Comparison of change in value of $10,000 invested in the Russell 2000 Growth Index and the Lindner Small-Cap Growth Fund from January 24, 1994 to June 30, 2003.

[LINE CHART]
                   Small-Cap Growth       Russell 2000 Growth
1/24/94                  10,000                  10,000
6/30/94                   9,580                   8,890
6/30/95                  10,953                  11,190
6/30/96                  13,768                  14,154
6/30/97                  17,204                  14,805
6/30/98                  19,826                  16,758
6/30/99                  19,848                  18,148
6/30/00                  23,075                  23,301
6/30/01                  21,557                  17,862
6/30/02                  15,637                  13,397
6/30/03                  14,288                  13,489

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average Annual Total Return Before Taxes*
As of June 30, 2003
                                           1 Year    5 Year    Inception
                                           ------    ------    ---------
Lindner Small-Cap Growth Fund
(inception 1/24/94)                         (8.63%)  (6.34%)      3.85%
Russell 2000 Growth Index**                  0.69%   (4.24%)      3.06%

* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distribution or the redemption of shares.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.


In the consumer discretionary area, we found attractive niche players. One of them, and one of our largest holdings, is Strayer Education, Inc. (Nasdaq:
STRA), an education services holding company that owns Strayer University Online, its fastest growing division.

We did not find many attractive growth opportunities in the financial sector in the first half of 2003, and consequently, we were underweighted in financials. We avoided REITs and utilities because of our focus on top-line growth of 15% or better, which these businesses generally do not generate.

Among our disappointments was the energy sector, which did not produce the results we had expected. Additionally, HPL Technologies cost us more than 1.5% in overall performance due to their suspected fraudulent activities.

Our leading performer was OmniVision Technologies, Inc. (Nasdaq: OVTI), a company that develops and markets semiconductor imaging devices for surveillance and digital cameras. However, we continue to underweight technology, inasmuch as we believe that the fundamentals of many tech stocks do not justify the sharp rise in their prices.

Lindner Small-Cap Growth Fund continues to focus on small companies with clear, compelling business strategies.

/s/ Stephen J. Wisneski                     /s/ Roger H. Stamper
Stephen J. Wisneski, CFA                    Roger H. Stamper, CFA
Portfolio Manager                           Portfolio Manager
CastleArk Management, LLC                   CastleArk Management, LLC

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

Lindner Investments
Schedule of Investments - June 30, 2003

                                       Number of
                                       Shares -
                                       Principal
                                        Amount
Name of Issuer and Title of Issue      of Bonds            Value
--------------------------------------------------------------------------------
Lindner Small-Cap Growth Fund

Common Stocks (97.01%)

Airfreight & Logistics (1.45%)
EGL, Inc.*                                    7,100        $  107,920
                                                           ----------
Apparel & Accessories (1.72%)
Quicksilver, Inc.*                            7,800           128,622
                                                           ----------

Application Software (0.60%)
EPIQ Systems, Inc.*                           2,600            44,642
                                                           ----------

Biotechnology (7.65%)
Amylin Pharmaceuticals, Inc.*                 3,800            83,182
Atrix Laboratories, Inc.*                     3,400            74,766
Neurocrine Biosciences, Inc.*                 1,600            79,904
Sepracor Inc.*                                3,100            55,893
Tanox, Inc.*                                  3,700            59,385
Telik, Inc.*                                  4,900            78,743
The Medicines Company*                        3,800            74,822
Trimeris, Inc.*                               1,400            63,952
                                                           ----------
                                                              570,647
                                                           ----------

Broadcasting & Cable (0.76%)
Spanish Broadcasting System, Inc.*            7,000            57,050
                                                           ----------

Casinos & Gaming (4.75%)
Alliance Gaming Corporation*                  7,100           134,261
Boyd Gaming Corporation*                      5,600            96,656
Shuffle Master, Inc.*                         4,200           123,438
                                                           ----------
                                                              354,355
                                                           ----------

Communications Equipment (5.99%)
Avocent Corporation*                          5,000           149,650
F5 Networks, Inc.*                            6,600           111,210
McDATA Corporation*                           6,200            90,954
NetScreen Technologies, Inc.*                 4,200            94,710
                                                           ----------
                                                              446,524
                                                           ----------

Diverse Metal/Mining (1.20%)
Massey Energy Company                         6,800            89,420
                                                           ----------

Electronic Equipment (4.47%)
FLIR Systems, Inc.*                           5,800           174,870
OSI Systems, Inc.*                            4,900            78,694
Veeco Instruments Inc.*                       4,700            80,041
                                                           ----------
                                                              333,605
                                                           ----------

Footwear (1.39%)
K-Swiss, Inc.                                 3,000           103,560
                                                           ----------

Health Care - Equipment (2.31%)
Gen-Probe Incorporated*                         900            36,783
Thoratec Corporation*                         9,100           135,590
                                                           ----------
                                                              172,373
                                                           ----------

Health Care - Facility (3.13%)
Select Medical Corporation*                   4,200           104,286
VCA Antech, Inc.*                             6,600           129,162
                                                           ----------
                                                              233,448
                                                           ----------

Health Care - Managed Care (1.80%)
AMERIGROUP Corporation*                       3,600           133,920
                                                           ----------

Health Care - Services (4.59%)
IMPAC Medical Systems, Inc.*                  2,500            52,200
                                                           ----------

See Notes to Financial Statements

                                       Number of
                                        Shares -
                                       Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds           Value
--------------------------------------------------------------------------------

Odyssey Healthcare, Inc.*                     4,700   $       173,900
VistaCare, Inc.*                              4,800           116,688
                                                           ----------
                                                              342,788
                                                           ----------

Health Care - Supplies (2.68%)
Advanced Neuromodulation Systems,             1,500            77,655
Inc.*
Interpore International, Inc.*                4,400            56,012
Kyphon Inc.*                                  4,400            66,528
                                                           ----------
                                                              200,195
                                                           ----------

Industrial Gases (1.32%)
Airgas, Inc.                                  5,900            98,825
                                                           ----------

Internet Software & Services (4.30%)
Altiris, Inc.*                                3,400            68,170
At Road, Inc.*                                7,700            84,084
Digital River, Inc.*                          4,700            90,710
j2 Global Communications, Inc.*               1,700            78,166
                                                           ----------
                                                              321,130
                                                           ----------

Investment Banking & Brokerage (0.74%)
Ameritrade Holding Corporation*               7,400            54,834
                                                           ----------

IT Consulting & Services (1.01%)
CACI International Inc.*                      2,200            75,460
                                                           ----------

Machinery - Construction/Farming (1.03%)
Oshkosh Truck Corporation                     1,300            77,116
                                                           ----------

Machinery - Industrial (1.77%)
ESCO Technologies Inc.*                       3,000           132,000

Oil & Gas - Drilling (2.34%)
Grey Wolf, Inc.*                             19,400            78,376
Unit Corporation*                             4,600            96,186
                                                           ----------
                                                              174,562
                                                           ----------

Oil & Gas - Equipment/Services (1.55%)
Key Energy Services, Inc.*                   10,800           115,776
                                                           ----------

Oil & Gas - Exploration & Production (2.04%)
Evergreen Resources, Inc.*                    2,800           152,068
                                                           ----------

Oil & Gas - Integrated (0.81%)
Tesoro Petroleum Corporation*                 8,800            60,544
                                                           ----------

Pharmaceuticals (2.40%)
American Pharmaceutical Partners, Inc.*       3,200           108,480
Connetics Corporation*                        4,700            70,359
                                                           ----------
                                                              178,839
                                                           ----------

Photographic Products (1.25%)
Lexar Media, Inc.*                            9,800            93,492
                                                           ----------

Regional Banks (3.35%)
East West Bancorp, Inc.                       2,700            97,578
UCBH Holdings, Inc.                           5,300           152,004
                                                           ----------
                                                              249,582
                                                           ----------

Restaurants (3.29%)
P.F. Chang's China Bistro, Inc.*              2,300           113,183
Panera Bread Company*                         3,300           132,000
                                                           ----------
                                                              245,183
                                                           ----------

Retail - Apparel (3.44%)
Chico's FAS, Inc.*                            5,800           122,090
Hot Topic, Inc.*                              5,000           134,550
                                                           ----------
                                                              256,640
                                                           ----------

Lindner Investments
Schedule of Investments - June 30, 2003

                                       Number of
                                        Shares -
                                       Principal
                                         Amount
Name of Issuer and Title of Issue       of Bonds           Value
--------------------------------------------------------------------------------

Retail - Internet (1.47%)
Netflix Inc.*                                 4,300   $       109,865
                                                           ----------

Semiconductors (3.50%)
Integrated Circuit Systems, Inc.*             2,900            91,147
Power Integrations, Inc.*                     3,900            94,848
Zoran Corporation*                            3,900            74,919
                                                              260,914

Services - Data Processing (1.13%)
Alliance Data Systems Corporation*            3,600            84,240
                                                           ----------

Services - Diversified/Commercial (5.09%)
Portfolio Recovery Associates, Inc.*          3,700           115,403
Strayer Education, Inc.                       2,000           158,900
The Corporate Executive Board Company*        2,600           105,378
                                                           ----------
                                                              379,681
                                                           ----------

Services - Environmental (3.45%)
Stericycle, Inc.*                             3,500           134,680
Waste Connections, Inc.*                      3,500           122,675
                                                           ----------
                                                              257,355
                                                           ----------

Specialty Stores (7.24%)
Aaron Rents, Inc.                             3,600            92,880
Guitar Center, Inc.*                          4,600           133,400
Movie Gallery, Inc.*                          3,900            71,955
Regis Corporation                             2,700            78,435
Rent-A-Center, Inc.*                            700            53,067
Tractor Supply Company*                       2,300           109,825
                                                           ----------
                                                              539,562
                                                           ----------

Total Common Stocks
(Cost $5,689,851)                                           7,236,737
                                                           ----------

                                       Number of
                                       Shares -
                                       Principal
                                        Amount
Name of Issuer and Title of Issue      of Bonds            Value
--------------------------------------------------------------------------------

Short-Term Investments (1.60%)

Lindner Government Money Market Fund a      119,409      $    119,409
                                                           ----------
Total Short-Term Investments
(Cost $119,409)                                               119,409
                                                           ----------

Total Investments (98.61%)
(Cost $5,809,260)                                           7,356,146

Excess of Other Assets over                                   103,910
                                                           ----------
Liabilities (1.39%)

Net Assets (100.00%)                                     $  7,460,056
                                                         ============

*Non-income producing.
a Denotes security is affiliated. (See Note 4)

See Notes to Financial Statements

Performance Summary

With the primary objective of long-term capital appreciation in both bull and bear markets, Lindner Market Neutral Fund returned 2.71% in the first half of calendar 2003 compared to a 0.56% return of its benchmark, the 90-day T-Bill Index. For the fiscal year ending June 30, 2003, the Fund returned 3.24% compared to the benchmark's return of 1.29%.

Effective July 1, 2003, Standish Mellon, the sub-advisor of Lindner Market Neutral Fund, was reorganized into The Boston Company Asset Management (TBCAM). Both TBCAM and Standish Mellon share the same parent company, Mellon Financial Corporation. This reorganization was strategically engineered to take advantage of the significant distribution potential of TBCAM, and will have no effect on either the portfolio management team or its investment process.

During the past twelve months, worldwide financial markets continued to be afflicted by high volatility, which caused different sectors in the U.S. to move in and out of favor in somewhat dramatic fashion. To effectively address these trends, our Fund maintained rigorous risk control and tight sector hedging strategies. However, this did not limit our ability to take advantage of the numerous opportunities presented by the markets. Our research enabled us to scale-back or sell short stocks we considered to be overvalued and build positions in underperforming stocks. Our research also was instrumental in recognizing, at an early stage, a number of companies - especially in cyclical industries - that had significant potential to benefit from an economic rebound.

In response to the highly volatile environment of the past twelve months, our Fund has remained fully hedged, keeping the net long/short position close to zero. We limited the portfolio's technology exposure, as the return potential of this sector relative to volatility did not justify establishing significant exposure. Our investment strategy favored a reduction of both long and short positions in consumer shares because of their poor performance, and a gradual increase in healthcare stocks, which were strong performers.

(continued on next page)


Lindner Market Neutral Fund
PERFORMANCE GRAPH

Comparison of change in value of $10,000 invested in the 90-Day T-Bill Index and the Lindner Market Neutral Fund from February 11, 1994 (inception) to June 30, 2003.

[LINE CHART]
                   Market Neutral     90 day T-Bill
                   --------------     -------------
2/11/94                 10,000          10,000
6/30/94                 10,243          10,156
6/30/95                 10,253          10,704
6/30/96                 12,657          11,267
6/30/97                 10,324          11,849
6/30/98                  9,283          12,460
6/30/99                  9,682          13,031
6/30/00                 11,546          13,729
6/30/01                 11,844          14,452
6/30/02                 11,004          14,759
6/30/03                 11,361          14,950

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average Annual Total Return Before Taxes*
As of June 30, 2003
                                            1 Year      5 Year      Inception
                                            ------      ------      ---------
Lindner Market Neutral Fund
(inception 2/11/94)                          3.24%      4.12%          1.37%
90-Day T-Bill Index**                        1.29%      3.71%          4.36%

* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distribution or the redemption of shares.

** The 90-day Treasury Bills contract trades on the International Monetary Market (IMM) of the Chicago Mercantile Exchange (CME) with a face value of $1,000,000. The 90-day Treasury Bills Index is unmanaged and includes the reinvestment of the dividends, but does not reflect the payments of transactions costs and advisory fees associated with an investment in the Fund.

In the beginning of calendar 2003, the Fund also increased its allocation to ADRs to nearly 10% of the portfolio in both long and short positions. ADRs enabled us to take advantage of the potential offered by foreign markets in a cost effective fashion, without exposing the Fund to currency risk

During the past year, our focus on P/E ratios and other indicators enabled the fund to sell biotech, life science and equipment stocks at a time when investors' expectations for these sectors remained very high. Within a few months, when these stocks lost considerable value, the Fund successfully bought back shares of selected companies and started to re-build long positions.

One major disappointment in the past six months was the dramatic rebound in tech stocks. Our short positions in companies with weak and deteriorating earnings experienced the greatest return, outperforming our long positions considerably.

The Lindner Market Neutral Fund will continue to maintain its focus on achieving positive returns via a combination of long and short strategies.

/s/ Sean Fitzgibbon                    /s/ David Cameron
Sean Fitzgibbon, CFA                   David Cameron, CFA
Portfolio Manager                      Portfolio Manager, Chief Equity Officer
The Boston Company Asset Management    The Boston Company Asset Management

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. Investment in the Lindner Market Neutral Fund is different than an investment in a 3-month Treasury bill. Treasury Bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Fund holdings and/or sector allocations are subject to change at any time.

Although a fund's potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. The portfolio manager will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results. Please refer to the prospectus for further details on risks associated with investing in the Fund.

Lindner Investments
Schedule of Investments - June 30, 2003

                                    Number of Shares
                                            -
                                    Principal Amount
Name of Issuer and Title of Issue       of Bonds             Value
--------------------------------------------------------------------------------
Lindner Market Neutral Fund

Common Stocks (93.02%)

Chemicals (0.96%)
BASF AG - ADR                                   1,750        $   74,585
                                                             -----------
Commercial Services (2.66%)
First Data Corporation                          1,150            47,656
Tribune Company                                 1,600            77,280
Viacom Inc.*                                    1,900            82,954
                                                             -----------
                                                                207,890
                                                             -----------

Communication Services (2.79%)
COX Communications, Inc.*                       3,100            98,890
Verizon Communications Inc.                     1,000            39,450
Vodafone Group Plc - ADR                        4,050            79,583
                                                             -----------
                                                                217,923
                                                             -----------

Communications (2.19%)
ADTRAN, Inc.*                                     800            41,032
Juniper Networks, Inc.*                         3,300            40,821
NetScreen Technologies, Inc.*                   1,600            36,080
UTStarcom, Inc.*                                1,500            53,355
                                                             -----------
                                                                171,288
                                                             -----------

Consumer Cyclicals (8.89%)
Applebee's International, Inc.                  1,800            56,574
Brinker International, Inc.*                    1,400            50,428
Electronic Arts Inc.*                           1,250            92,487
Lowe's Companies, Inc.                            850            36,508
Nordstrom, Inc.                                 2,950            57,584
Ruby Tuesday, Inc.                              1,700            42,041
Staples, Inc.*                                  4,200            77,070
Steven Madden, Ltd.*                            3,550            77,532
The Children's Place Retail Stores,             3,100            61,566
Inc.*
The Gap, Inc.                                   5,200            97,552
The Yankee Candle Company, Inc.*                1,900            44,118
                                                             -----------
                                                                693,460
                                                             -----------

Consumer Staples (9.88%)
Coca-Cola Enterprises Inc.                      1,850            33,577
CVS Corporation                                 3,600           100,908
Dean Foods Company*                             1,950            61,425
Delta and Pine Land Company                     2,300            50,554
Duane Reade Inc.*                               5,400            79,650
Energizer Holdings, Inc.*                       2,050            64,370
Fortune Brands, Inc.                            1,750            91,350
General Mills, Inc.                             1,200            56,892
Imperial Tobacco Group plc - ADR                1,100            39,831
Kellogg Company                                 2,250            77,333
Sensient Technologies Corporation               1,850            42,531
Tesco plc - ADR                                 3,300            35,818
The Dial Corporation                            1,900            36,955
                                                             -----------
                                                                771,194
                                                             -----------

Drugs & Devices (12.38%)
Altana AG - ADR                                   550            34,100
Amgen Inc.*                                     1,550           102,982
Beckman Coulter, Inc.                           2,250            91,440
Bio-Rad Laboratories, Inc.*                     1,300            71,955
Boston Scientific Corporation*                    950            58,045
Invitrogen Corporation*                         1,900            72,903
Pfizer Inc.                                     3,480           118,842
Sanofi-Synthelabo S.A. - ADR                    1,500            43,725

See Notes to Financial Statements

                                        Number of
                                         Shares -
                                     Principal Amount
Name of Issuer and Title of Issue        of Bonds            Value


SICOR Inc.*                                     3,500   $        71,190
St. Jude Medical, Inc.*                           800            46,000
STERIS Corporation*                             4,650           107,369
Varian Medical Systems, Inc.*                   1,300            74,841
Watson Pharmaceuticals, Inc.*                   1,800            72,666
                                                             -----------
                                                                966,058
                                                             -----------

Early Cyclicals (5.49%)
BorgWarner, Inc.                                1,300            83,720
British Airways Plc* - ADR                      2,550            65,280
Harman International Industries,                  600            47,484
Incorporated
Johnson Controls, Inc.                            550            47,080
NISSAN MOTOR CO., LTD - ADR                     4,050            76,748
The Black & Decker Corporation                    950            41,277
Whirlpool Corporation                           1,050            66,885
                                                             -----------
                                                                428,474
                                                             -----------

Energy (6.52%)
Anadarko Petroleum Corporation                  1,200            53,364
BP PLC - ADR                                    1,700            71,434
Chesapeake Energy Corporation                   4,950            49,995
ConocoPhillips                                  1,150            63,020
Halliburton Company                             1,600            36,800
Pogo Producing Company                          1,150            49,162
Transocean Inc.*                                2,700            59,319
Universal Compression Holdings, Inc.*           1,800            37,548
Valero Energy Corporation                       1,350            49,046
Varco International, Inc.*                      2,000            39,200
                                                             -----------
                                                                508,888
                                                             -----------

Financial Services (12.27%)
Ambac Financial Group, Inc.                       850            56,313
Anglo Irish Bank Corporation plc -                350            30,725
ADR
Bank of America Corporation                       950            75,079
Banknorth Group, Inc.                           2,850            72,732
Citigroup Inc.                                  1,000            42,800
HBOS plc - ADR                                  1,400            54,370
Investors Financial Services Corp.              2,600            75,426
Knight Trading Group, Inc.*                     7,200            44,784
Morgan Stanley                                    900            38,475
New York Community Bancorp, Inc.                2,866            83,372
Prudential Financial, Inc.                      1,900            63,935
The Goldman Sachs Group, Inc.                     700            58,625
U.S. Bancorp                                    2,550            62,475
Wachovia Corporation                            1,850            73,926
Washington Mutual, Inc.                         1,300            53,690
Wells Fargo & Company                           1,400            70,560
                                                             -----------
                                                                957,287
                                                             -----------

Forest Products (0.65%)
Louisiana-Pacific Corporation*                  4,700            50,948

Health Care Services (6.10%)
AdvancePCS*                                     1,750            66,903
AmerisourceBergen Corporation                     900            62,415
Coventry Health Care, Inc.*                     1,450            66,932
Fisher Scientific International,                3,250           113,425
Inc.*
Omnicare, Inc.                                  1,650            55,753
Triad Hospitals, Inc.*                          1,400            34,748
WellPoint Health Networks Inc.*                   900            75,870
                                                             -----------
                                                                476,046
                                                             -----------

Independent Exploration (0.15%)
Uranium Resources, Inc.*                      383,341            11,500
                                                             -----------

Lindner Investments
Schedule of Investments - June 30, 2003

                                        Number of
                                         Shares -
                                     Principal Amount
Name of Issuer and Title of Issue        of Bonds            Value
--------------------------------------------------------------------------------
Lindner Market Neutral Fund
Industrial Machinery (7.98%)
Chicago Bridge & Iron Company N.V.              2,000   $        45,360
Danaher Corporation                             1,100            74,855
Deere & Company                                 1,550            70,835
Eaton Corporation                               1,200            94,332
Ingersoll-Rand CompanyF                         1,800            85,176
L-3 Communications Holdings, Inc.*              1,350            58,712
Northrop Grumman Corporation                      650            56,088
PACCAR Inc.                                     1,350            91,206
United Technologies Corporation                   650            46,039
                                                             -----------
                                                                622,603
                                                             -----------

Industrial Services (1.65%)
Burlington Northern Santa Fe                    1,300            36,972
Corporation
FedEx Corp.                                       600            37,218
Republic Services, Inc.*                        2,400            54,408
                                                             -----------
                                                                128,598
                                                             -----------

IT Services (0.64%)
ManTech International Corporation*              2,600            49,868
                                                             -----------

Miscellaneous Utilities (0.95%)
E. ON AG - ADR                                  1,450            74,313
                                                             -----------

Property & Casualty (0.81%)
Old Republic International Corporation          1,850            63,399
                                                             -----------

REITS (6.25%)
Boston Properties, Inc.                         1,250            54,750
CarrAmerica Realty Corporation                  2,200            61,182
CBL & Associates Properties, Inc.               1,200            51,600
General Growth Properties, Inc.                   900            56,196
Kilroy Realty Corporation                       2,000            55,000
Liberty Property Trust                          1,650            57,090
Parkway Properties, Inc.                          900            37,845
The Macerich Company                            1,500            52,695
Vornado Realty Trust                            1,400            61,040
                                                             -----------
                                                                487,398
                                                             -----------

Software (1.13%)
SAP AG - ADR                                    1,750            51,135
Synopsys , Inc.*                                  600            37,110
                                                             -----------
                                                                 88,245
                                                             -----------

Specialty Technology (0.64%)
CANNON INC. - ADR                               1,100            50,215
                                                             -----------

Systems (2.04%)
Hewlett-Packard Company                         3,300            70,290
International Business
Machines Corporation (IBM)                        450            37,125
McDATA Corporation*                             3,500            51,345
                                                             -----------
                                                                158,760
                                                             -----------

Total Common Stocks
(Cost $7,522,496)                                             7,258,940
                                                             -----------


Short-Term Investments (7.33%)

Lindner Government Money
Market Funda                                  571,652           571,652
                                                             -----------

Total Short-Term Investments
(Cost $571,652)                                                 571,652
                                                             -----------

See Notes to Financial Statements

                                         Number of
                                         Shares -
                                         Principal
                                          Amount
Name of Issuer and Title of Issue        of Bonds             Value
--------------------------------------------------------------------------------

Total Investments (100.35%)
(Cost $8,094,148)                                            $ 7,830,592
                                                             -----------

Cash Deposits with Broker for
Securities
Sold Short (2.90%)                                              226,430
                                                             -----------

Receivable from Brokers for Securities
Sold Short (88.48%)                                            6,904,636
                                                              -----------

Securities Sold Short (-92.22%)                               (7,196,195)
                                                              -----------

Excess of Other Assets over Liabilities (0.49%)                   38,210
                                                              -----------
Net Assets (100.00%)                                           7,803,673
                                                              -----------


Schedule of Securities Sold Short

Abbott Laboratories                           (2,200)           (96,272)
Affymetrix, Inc.                              (3,600)           (70,956)
Allergan, Inc.                                (1,200)           (92,520)
Allied Irish Banks plc - ADR                  (1,200)           (35,892)
Ashland Inc.                                  (1,500)           (46,020)
ASML Holding N.V.F                            (5,650)           (54,014)
Aventis S.A. - ADR                              (850)           (46,495)
Baker Hughes Incorporated                     (1,300)           (43,641)
Banc One Corporation                          (2,350)           (87,373)
BB&T Corporation                              (2,500)           (85,750)
BEA Systems, Inc.                             (5,300)           (57,558)
Big 5 Sporting Goods Corporation              (2,600)           (32,578)
BOC Group plc - ADR                           (2,800)           (73,472)
Boyd Gaming Corporation                       (3,850)           (66,451)
BRE Properties, Inc.                          (1,800)           (59,760)
Brooks Automation, Inc.                       (3,600)           (40,824)
Brown-Forman Corporation                      (1,550)          (121,861)
Burlington Resources Inc.                     (1,050)           (56,774)
Canadian National Railway CompanyF              (700)           (33,782)
Cardinal Health, Inc.                         (1,300)           (83,590)
Cephalon, Inc.                                (1,750)           (72,030)
Charles River Laboratories International,     (2,200)           (70,796)
Inc.
Check Point Software Technologies Ltd.    F   (1,100)           (21,505)
CIENA Corporation                            (14,150)           (73,439)
Cincinnati Financial Corporation              (1,650)           (61,198)
Cintas Corporation                            (1,650)           (58,476)
Clear Channel Communications, Inc.            (1,800)           (76,302)
Commerce Bancshares, Inc.                     (1,200)           (46,740)
Commercial Net Lease Realty                   (2,250)           (38,790)
Cousins Properties, Inc.                      (2,200)           (61,380)
Cummins Inc.                                  (1,100)           (39,479)
Diageo plc - ADR                                (900)           (39,384)
Diagnostic Products Corporation               (2,700)          (110,835)
Dover Corporation                             (3,000)           (89,880)
Dow Jones & Company, Inc.                     (2,450)          (105,423)
Eaton Vance Corp.                             (1,400)           (44,240)
Emerson Electric Co.                          (1,350)           (68,985)
ENI S.p.A. - ADR                                (900)           (68,436)
Essex Property Trust, Inc.                    (1,000)           (57,250)
Fastenal Company                              (1,300)           (44,122)
Fiat S.p.A. - ADR                             (4,800)           (34,464)
Fifth Third Bancorp                           (1,350)           (77,409)
Flagstar Bancorp, Inc.                        (3,400)           (83,130)
Galyan's Trading Company                      (5,000)           (71,700)
Genuine Parts Company                         (1,700)           (54,417)
Genzyme Corporation                           (2,050)           (85,690)
Goodrich Corporation                          (3,300)           (69,300)
H.J. Heinz Company                            (2,500)           (82,450)

Lindner Investments
Schedule of Investments - June 30, 2003

                                        Number of
                                         Shares -
                                     Principal Amount
Name of Issuer and Title of Issue        of Bonds             Value
--------------------------------------------------------------------------------
Lindner Market Neutral Fund

Schedule of Securities Sold Short (Continued)

Helmerich & Payne, Inc.                       (1,500)   $       (43,800)
Hitachi, LTD. - ADR                           (1,000)           (42,300)
HON INDUSTRIES Inc.                           (1,900)           (57,950)
Honeywell International Inc.                  (2,800)           (75,180)
Hormel Foods Corporation                      (3,950)           (93,615)
IMS Health Incorporated                       (5,050)           (90,850)
Invacare Corporation                          (2,300)           (75,900)
IVAX Corporation                              (2,100)           (37,485)
J. Jill Group Inc.                            (3,200)           (53,888)
KeyCorp                                       (1,650)           (41,695)
Kohl's Corporation                            (1,000)           (51,380)
Lincare Holdings Inc.                         (2,400)           (75,624)
Lincoln National Corporation                  (1,200)           (42,756)
Lloyds TSB Group plc - ADR                    (1,200)           (34,812)
Manor Care, Inc.                              (5,250)          (131,303)
Manufactured Home Communities, Inc. (1,100)                     (38,621)
Matsushita Electric Industrial
Co., Ltd. - ADR                               (4,300)           (43,215)
McCormick & Company, Incorporated             (2,200)           (59,840)
Media General, Inc.                             (700)           (40,040)
Medicis Pharmaceutical Corporation            (1,400)           (79,380)
Minnesota Mining & Manufacturing
Company (3M)                                    (600)           (77,388)
Nasdaq - 100 Index Trading Stock              (3,600)          (107,820)
Nautica Enterprises, Inc.                     (2,700)           (34,641)
Nestle S.A. - ADR                               (700)           (36,110)
New Century Financial Corporation             (1,700)           (74,205)
Noble Energy, Inc.                            (1,300)           (49,140)
Ohio Casualty Corporation                     (3,000)           (39,540)
Panera Bread Company                          (1,700)           (68,000)
Parker-Hannifin Corporation                   (2,350)           (98,677)
Performance Food Group Company                (2,100)           (77,700)
Pharmaceutical Product
Development, Inc.                             (3,200)           (91,936)
Pioneer Natural Resources Company             (1,700)           (44,370)
Post Properties, Inc.                         (1,900)           (50,350)
Powell Industries, Inc.                       (2,550)           (37,332)
ProLogis Trust                                (1,400)           (38,220)
RadioShack Corporation                        (3,900)          (102,609)
Rayonier Inc.                                 (1,050)           (34,650)
Realty Income Corporation                     (1,900)           (72,352)
Roche Holding AG - ADR                          (550)           (43,142)
RWE AG - ADR                                  (2,600)           (78,523)
Ryanair Holdings plc - ADR                    (1,800)           (80,820)
Saks Incorporated                             (4,100)           (39,770)
Schering-Plough Corporation                   (3,800)           (70,680)
Smith International, Inc.                     (1,300)           (47,762)
Snap-on Incorporated                          (2,550)           (74,027)
SPDR Trust Series 1                             (350)           (34,171)
Summit Properties Inc.                        (2,500)           (51,625)
Sun Microsystems, Inc.                       (24,400)          (112,240)
Sunoco, Inc.                                  (1,450)           (54,723)
Swisscom AG - ADR                             (2,500)           (70,850)
Teekay Shipping CorporationF                  (1,000)           (42,900)
The Boeing Company                            (1,700)           (58,344)
The Charles Schwab Corporation                (6,350)           (64,072)
The Cheesecake Factory Incorporated           (1,750)           (62,807)
The Clorox Company                            (1,900)           (81,035)
The Coca-Cola Company                         (1,500)           (69,615)
See Notes to Financial Statements
                                        Number of
                                         Shares -
                                     Principal Amount
Name of Issuer and Title of Issue        of Bonds             Value
--------------------------------------------------------------------------------
Schedule of Securities Sold Short (Continued)

The Commerce Group, Inc.                      (1,750)   $       (63,350)
The Gillette Company                          (3,200)          (101,952)
The Reynolds & Reynolds Company               (1,100)           (31,416)
The ServiceMaster Company                     (3,500)           (37,450)
The Stanley Works                             (2,900)           (80,040)
The Talbots, Inc.                             (1,500)           (44,175)
Valley National Bancorp                       (2,760)           (72,726)
Walgreen Co.                                  (3,700)          (111,370)
Waste Management, Inc.                        (1,950)           (46,976)
Webster Financial Corporation                   (850)           (32,130)
                                                              -----------
                                                             (7,196,195)
                                                              ===========
* Non-income producing.
a Denotes security is affiliated. (See Note 4)
F Foreign Security.
ADR - American Depository Receipt.

All financial assets are held as eligible collateral for short positions

Lindner Government Money Market Fund
Performance Summary

With the primary objective of providing current income consistent with the preservation of capital and liquidity, Lindner Government Money Market Fund returned 0.46% in the first half of calendar 2003. For the fiscal year ended June 30, 2003, the Fund returned 1.15%. In both periods, we believe we succeeded in achieving our objective of obtaining consistent and competitive returns, even as interest rates dropped to their lowest level since 1958.

During the year ended June 30, 2003, the Federal Reserve cut the Fed funds rate by 75-basis points, with the latest 25-basis point cut lowering this benchmark to 1.00%. As interest rates declined, the short-term yield curve flattened, making it increasingly more difficult to add value to the portfolio. We continued our strategy of purchasing longer-term, odd-lot securities. As the latest interest rate cut became priced into the yield curve toward the end of the second quarter, we also took advantage of the overnight rate premium.

The most recent rate cut caused the yield curve to become steeper, and brought some normalcy to its shape. In response to the widening spread between long and short rates, we maintained a barbell strategy for our portfolio - with exposure heaviest around the shortest and longest end of our maturity range (up to 397 days). We found the most value in 11- to 13-month maturities, and avoided the 4 to 8 month mid-range, where there appeared to be no special yield advantage.

As of June 30, our Fund held 31% in floating rate securities obtained at a discount to add value to the portfolio. Seizing the opportunity that arose during the recent Freddie Mac crisis, when negative headlines caused the yield on the government agency's securities to rise, we added to our position at attractive rates.

Our only disappointment has been the lackluster economic growth that has kept interest rates at historically low levels.

Lindner Government Money Market Fund continues to look for opportunities to achieve competitive returns.


/s/Jeffrey Plotnik
Jeffrey Plotnik
Vice President & Portfolio Manager U.S.
Bancorp Asset Management, Inc.

The Lindner Government Money Market Fund had average annual total returns of 3.73% and 4.14% for the 5 year and since inception (7/2/96) periods.

Past performance is not predictive of future performance. Investment return and principal will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Lindner Investments
Schedule of Investments - June 30, 2003

                                  Number of Shares -
                                   Principal Amount
Name of Issuer and Title of Issue      of Bonds                Value
--------------------------------------------------------------------------------
Lindner Government Money Market Fund
U.S. Government Agency Securities (74.70%)

FAMCDN
FAMCDN, 1.200%, 8/13/2003                   $ 275,000   $           274,606

FFCB
FFCB, 4.250%, 7/01/2003                       330,000               330,000
FFCB, 5.090%, 12/08/2003                      250,000               254,028
FFCB, 1.199%, 5/05/2004                     4,000,000             3,997,968

FHLB
FHLB, 1.625%, 8/12/2003                       350,000               349,910
FHLB, 5.575%, 9/02/2003                       200,000               201,248
FHLB, 3.125%, 11/14/2003                      150,000               150,667
FHLB, 5.250%, 11/24/2003                      750,000               761,734
FHLB, 5.280%, 1/06/2004                       250,000               254,970
FHLB, 6.875%, 2/13/2004                       220,000               227,489
FHLB, 4.875%, 4/16/2004                       350,000               359,908
FHLBDN, 0.890%, 7/11/2003                   1,092,000             1,091,706

FHLMC
FHLMC, 5.990%, 12/01/2003                     260,000               264,717
FHLMCDN, 0.910%, 8/11/2003                    711,000               710,263

FNMA
FNMA, 0.910%, 8/13/2003                       710,000               709,228
FNMA, 1.650%, 12/15/2003                      342,000               339,422
FNMA, 5.450%, 2/05/2004                       300,000               307,275
FNMA, 6.850%, 4/05/2004                       205,000               213,604
FNMA, 5.625%, 5/14/2004                       526,000               546,062
FNMA, 1.000%, 10/07/2004                    2,000,000             1,999,237
FNMADN, 0.950%, 7/11/2003                     600,000               600,000
                                                                 -----------

Total U.S. Government Agency Securities
(Cost $13,944,042)                                               13,944,042
                                                                 -----------
                                        Number of
                                         Shares -
                                     Principal Amount
Name of Issuer and Title of Issue        of Bonds              Value
--------------------------------------------------------------------------------
Temporary Cash Investments (26.51%)

Investment Companies (7.22%)
AIM STIC Government Obligations          $    678,958   $           678,958
Goldman Sachs Financial Square
Government Fund                               668,363               668,363
                                                                 -----------

Total Investment Companies
(Cost $1,347,321)                                                 1,347,321
                                                                 -----------
Repurchase Agreements (19.29%)
Lehman Brothers, 1.150%,
dated 6/30/2003, matures 7/01/2003,
repurchase price $3,600,115
(collateralized by FNMA,
6.625%: total market
value $3,672,000)                           3,600,000             3,600,000
                                                                 -----------

Total Repurchase Agreements
(Cost $3,600,000)                                                 3,600,000
                                                                 -----------
Total Temporary Cash Investments
(Cost $4,947,321)                                                 4,947,321
                                                                 -----------

Total Investments (101.21%)
(Cost $18,891,363)*                                              18,891,363

Excess of Liabilities over Other Assets (-1.21%)                  (225,682)
                                                                 -----------

                 Net Assets (100.00%)                           $18,665,681
                                                                 -----------

*    Represents cost for federal income tax purposes.
FAMCDN = Federal Agricultural Mortgage Corporation Discount Note
FFCB = Federal Farm Credit Bureau
FHLB = Federal Home Loan Banks
FHLBDN = Federal Home Loan Banks Discount Note
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note

See Notes to Financial Statements

                              Lindner Investments
                      Statements of Assets and Liabilities
                                 June 30, 2003

                                                                                                             Lindner
                                    Lindner       Lindner      Lindner          Lindner        Lindner    Government
                                   Large-Cap     Growth and  Communications    Small-Cap   Market Neutral Money Market
                                  Growth Fund   Income Fund       Fund        Growth Fund       Fund          Fund
----------------------------------------------------------------------------------------------------------------------
Assets:
Investment in securities at
  fair value                       $90,799,928 $ 177,877,922    $ 8,432,685    $ 7,356,146  $  7,830,592   $18,891,363
Cash                                        --            --            265             --            63            --
Receivable from Adviser                     --            --          1,924             --            --           503
Receivable for securities sold       1,486,006            --        141,713        116,283            --            --
Receivable for capital shares sold         208         3,200          1,000             --        60,000            --
Receivable from broker for
proceeds on
securities sold short                       --            --             --             --     6,904,636            --
Cash deposits with broker for
securities
sold short                                  --            --             --             --       226,430            --
Receivable for dividends and
 interest                               44,560       402,859         11,488            559        11,393        58,959
Prepaid expenses and
 other assets                           31,209        47,440          6,634          7,038         7,483        12,310
                                   -----------   -----------      ---------      ---------    ----------    ----------
Total assets                        92,361,911   178,331,421      8,595,709      7,480,026    15,040,597    18,963,135
                                   -----------   -----------      ---------      ---------    ----------    ----------
Liabilities
Securities sold short,
  at fair value                             --            --             --             --     7,196,195            --
Payable for securities purchased            --            --        193,811             --            --            --
Payable for capital shares
  redeemed                              97,937       365,856             --             --         7,030       268,566
Payable to Adviser                      58,359       116,914             --          3,184         2,447            --
Accrued distribution fee                 7,770        23,570          4,420          3,790         5,660            --
Dividends payable to shareholders           --            --             --             --            --         3,144
Dividends payable on short
 positions                                  --            --             --             --        10,717            --
Accrued expenses and other
 liabilities                           117,563       188,855         18,174         12,996        14,875        25,744
                                   -----------   -----------      ---------      ---------    ----------    ----------
Total liabilities                      281,629       695,195        216,405         19,970     7,236,924       297,454
                                   -----------   -----------      ---------      ---------    ----------    ----------
Net Assets                         $92,080,282 $ 177,636,226    $ 8,379,304    $ 7,460,056  $  7,803,673   $18,665,681
                                   ===========   ===========      =========      =========    ==========    ==========
Net assets consist of:
Capital (par value, $0.01, $0.01,
$0.01, $0.01,
$0.01 and $1.00 per share and
additional
paid-in capital, respectively)    $206,650,646 $ 352,478,583    $25,139,956    $10,533,228  $ 32,959,028   $18,665,681
Accumulated net realized (loss)
on investments
and foreign currency transactions(120,454,085)   (165,947,829)   (15,953,552)   (4,620,058)  (24,600,240)           --
Net unrealized appreciation
(depreciation) on
investments                          5,883,721   (8,894,528)      (807,100)      1,546,886     (555,115)            --
                                   -----------   -----------      ---------      ---------    ----------    -----------
Total Net Assets                   $92,080,282 $ 177,636,226    $ 8,379,304    $ 7,460,056  $  7,803,673   $18,665,681
                                   ===========   ===========      =========      =========    ==========    ===========

Shares of beneficial interest
outstanding                         13,178,433    10,009,991      1,284,691      1,438,368     1,287,523    18,665,681
Net Asset Value, Offering Price
and Redemption
Price Per Share                    $      6.99  $      17.75    $      6.52    $      5.19  $       6.06  $       1.00
                                   ===========   ===========      =========      =========    ==========    ===========

Investment in securities at cost:  $84,916,207 $ 186,772,450    $ 9,239,795    $ 5,809,260  $  8,094,148   $18,891,363
Proceeds from securities sold short:  $     -- $          --    $        --    $        --  $  6,904,636  $         --

See Notes to Financial Statements

                              Lindner Investments
                        Statements of Operations For the
                            Year Ended June 30, 2003

                                                                                             Lindner     Lindner
                                         Lindner       Lindner      Lindner        Lindner    Market   Government
                                        Large-Cap   Growth and   Communications Small-Cap    Neutral   Money Market
                                     Growth Fund   Income Fund       Fund       Growth Fund    Fund       Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends*                             $   718,469  $  2,601,325 $    97,301  $      6,256 $ 121,859   $        --
Interest                                    20,230     1,221,030       2,762         1,930   129,266       359,003
                                       -----------   -----------    --------    ----------  --------   -----------
Total income                               738,699     3,822,355     100,063         8,186   251,125       359,003
                                       -----------   -----------    --------    ----------  --------   -----------
Expenses: (Note 3)
Management fees                            740,224     1,243,874      75,166        69,234    81,505        32,226
Transfer agent fees                        266,029       364,832      32,519        24,206    20,273        40,654
Legal fees                                  60,174       118,042       4,543         4,677     4,778        15,120
Audit fees                                  32,556        72,180       2,420         2,362     2,921         7,005
Administration fees                         92,528       177,696       7,547         7,288     8,151        21,484
Report printing                             39,475        55,123       3,080         3,586     1,640         2,020
Insurance expense                           35,767        63,635       3,407         3,056     2,799         7,915
Fund accounting fees                        41,791        55,020      30,569        22,859    31,491        40,028
12b-1 fees                                  37,649        76,488      17,959        17,796    19,979            --
Custodian fees                              12,767        25,400      10,856           924     2,125         3,304
Trustee fees                                26,893        53,519       2,493         1,702     2,507         5,902
Registration and regulatory fees            14,813        18,498      13,971        12,722    13,185        16,578
Dividend expense on short                       --            --          --            --   142,949            --
positions**
Other expenses                                 728           903         242            --       244           243
                                       -----------   -----------    --------    ----------  --------   -----------
Total expenses                           1,401,394     2,325,210     204,772       170,412   334,547       192,479
Expenses waived by advisor (Note 3)       (152,267)     (104,006)    (87,800)      (61,095)  (13,916)      (85,059)
                                       -----------   -----------    --------    ----------  --------   -----------
Net expenses                             1,249,127     2,221,204     116,972       109,317   320,631       107,420
                                       -----------   -----------    --------    ----------  --------   -----------
Net investment income (loss)              (510,428)    1,601,151     (16,909)     (101,131)  (69,506)      251,583
                                       -----------   -----------    --------    ----------  --------   -----------
REALIZED AND UNREALIZED
GAIN (LOSS) FROM INVESTMENTS:
Net realized gain (loss) on:
Investments                            (27,520,431)  (31,679,518)   (849,549)   (1,547,209) (927,600)           --
Short sale transactions                         --            --          --            --   592,137            --
                                       -----------   -----------    --------    ----------  --------   -----------
Net realized loss                      (27,520,431)  (31,679,518)   (849,549)   (1,547,209) (335,463)           --
                                       -----------   -----------    --------    ----------  --------   -----------
Change in unrealized appreciation
or depreciation on:
Investments                             23,019,264    27,693,067   2,769,094       585,136   858,101            --
Short positions                                 --            --          --            --  (224,276)           --
                                       -----------   -----------    --------    ----------  --------   -----------
Net change in unrealized
appreciation or
depreciation                            23,019,264    27,693,067   2,769,094       585,136   633,825            --
                                       -----------   -----------    --------    ----------  --------   -----------
Net realized and unrealized gain
(loss) on
investments                             (4,501,167)   (3,986,451)  1,919,545      (962,073)  298,362            --
                                       -----------   -----------    --------    ----------  --------   -----------

Net Increase (Decrease) in Net
Assets Resulting
from Operations                        $(5,011,595) $(2,385,300)  $1,902,636  $(1,063,204) $ 228,856     $251,583

* Net of withholding taxes of:         $        --  $     10,782 $     7,210  $         -- $   2,592    $       --
**Net of withholding taxes of:         $        --  $         -- $        --  $         -- $   1,755    $       --


See Notes to Financial Statements

                              Lindner Investments
                      Statements of Changes in Net Assets


                                                Lindner                   Lindner                    Lindner
                                         Large-Cap Growth Fund     Growth and Income Fund     Communications Fund
                                         ---------------------     ----------------------     -------------------
                                          For the Year Ended        For the Year Ended         For the Year Ended
                                         ---------------------     ----------------------     -------------------
                                            June 30,   June 30,    June 30,    June 30,       June 30,   June 30,
                                             2003        2002        2003        2002           2003       2002
                                             ----        ----        ----        ----           ----       ----
Increase (Decrease) in Net Assets:

Operations:
Net investment income (loss)          $   (510,428) $(1,225,231) $  1,601,151 $   3,192,490  $   (16,909) $     44,249
Net realized loss on investments       (27,520,431) (56,436,814)  (31,679,518)  (13,961,089)    (849,549)   (3,523,118)
Net change in unrealized
appreciation
or depreciation on investments          23,019,264   (7,919,979)   27,693,067   (27,963,303)   2,769,094    (4,991,267)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Net increase (decrease) in
net assets from operations              (5,011,595)  (65,582,024)  (2,385,300)  (38,731,902)   1,902,636    (8,470,136)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Distributions to Shareholders:
From net investment income                      --           --    (1,602,731)   (3,225,451)           --      (40,825)
From return of capital                          --           --       (51,250)           --            --      (20,741)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Net decrease in net assets from
distributions to shareholders                   --           --    (1,653,981)   (3,225,451)           --      (61,566)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Net Fund Share Transactions (Note 6):
Investor shares                        (15,251,181) (34,698,786)  (29,408,001)  (62,555,113)  (1,217,579)   (4,999,652)
Institutional shares                            --     (121,246)           --      (222,971)          --       (32,798)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Net Decrease from Fund
Share Transactions                     (15,251,181) (34,820,032)  (29,408,001)  (62,778,084)  (1,217,579)   (5,032,450)
                                       -----------  -----------   -----------   -----------    ---------    ----------

Total Increase (Decrease) in Net       (20,262,776)(100,402,056)  (33,447,282) (104,735,437)     685,057   (13,564,152)
Assets
Net Assets at the Beginning of the
Year                                   112,343,058  212,745,114   211,083,508   315,818,945    7,694,247    21,258,399
                                       -----------  -----------   -----------   -----------    ---------    ----------

Net Assets at the End of the Year
(including accumulated undistributed net
investment income of $0 and $0 for each of the
funds, respectively)                  $ 92,080,282 $112,343,058 $  177,636,226 $ 211,083,508 $    8,379,304  7,694,247
                                      ============ ============ ============== ============= ============== ===========

See Notes to Financial Statements

                               Lindner Investments
                       Statements of Changes in Net Assets

                                         Lindner                     Lindner               Lindner Government
                                    Small-Cap Growth Fund       Market Neutral Fund        Money Market Fund
                                    ---------------------       -------------------        -----------------
                                     For the Year Ended          For the Year Ended        For the Year Ended
                                    ---------------------       ----------------------     -------------------
                                       June 30,   June 30,      June 30,    June 30,       June 30,   June 30,
                                        2003        2002          2003        2002           2003       2002
                                        ----        ----          ----        ----           ----       ----
Increase (Decrease) in Net Assets:

Operations:
Net investment income (loss)      $   (101,131) $   (190,201) $  (69,506)    $ (155,170)  $   251,583    $ 823,103
Net realized loss on investments    (1,547,209)   (2,604,103)   (335,463)    (1,097,077)           --           --
Net change in unrealized
appreciation
or depreciation on investments         585,136    (2,240,518)    633,825        408,904           --           --
                                    ----------    ----------    --------     ----------   -----------   ----------
Net increase (decrease) in net
assets
from operations                     (1,063,204)   (5,034,822)    228,856       (843,343)      251,583      823,103
                                    ----------    ----------    --------     ----------   -----------   ----------
Distributions to Shareholders:
From net investment income                  --            --          --       (359,101)    (251,583)    (823,103)
From return of capital                      --            --          --             --           --           --

Net decrease in net assets from
distributions to shareholders               --            --          --       (359,101)    (251,583)    (823,103)

Net Fund Share Transactions (Note 6):
Investor shares                     (1,435,253)   (5,320,122)   (565,941)     (5,801,962) (13,421,683)  (8,034,967)
Institutional shares                        --      (754,546)         --             --           --           --
                                    ----------    ----------    --------     ----------   -----------   ----------
Net Decrease from Fund
Share Transactions                  (1,435,253)   (6,074,668)   (565,941)    (5,801,962)  (13,421,683)  (8,034,967)
                                    ----------    ----------    --------     ----------   -----------   ----------
Total Increase (Decrease) in Net    (2,498,457)  (11,109,490)   (337,085)    (7,004,406)  (13,421,683)  (8,034,967)
Assets
Net Assets at the Beginning of the
Year                                 9,958,513    21,068,003   8,140,758     15,145,164    32,087,364   40,122,331
                                    ----------    ----------    --------     ----------   -----------   ----------
Net Assets at the End of the Year
(including accumulated undistributed
net investment income of $0 and $0
for each of the
funds, respectively)              $  7,460,056 $   9,958,513  $7,803,673    $ 8,140,758   $18,665,681  $32,087,364
                                 ============= =============  ==========    ===========   ===========  ===========


See Notes to Financial Statements

                              Lindner Investments

                         NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies

     Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Six series are currently issued by the Trust: (1) Lindner Large-Cap Growth Fund, (2) Lindner Growth and Income Fund, (3) Lindner Communications Fund, (4) Lindner Small-Cap Growth Fund,
     (5) Lindner Market Neutral Fund, and (6) Lindner Government Money Market Fund (collectively, the "Lindner Funds" or the "Funds").

     The following is a summary of significant accounting policies of the Funds.

     Use of Management Estimates
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

     Security Valuation
          The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds value investments in securities traded on a national securities exchange at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Board of Trustees.

          Investments held by the Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, which approximates market value, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

     Investment Income
          Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The Funds record security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

     Foreign Currency Translation
          The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

          Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books compared to the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end. Net unrealized foreign currency gains and losses arising from investment transactions are included in the change in unrealized appreciation or depreciation on investments.

     Income Taxes
          It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code.Accordingly, no provision has been made for federal income tax.

          Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statements of Assets and Liabilities.

Lindner Investments

1.   Organization and Significant Accounting Policies (continued)

     Repurchase Agreements
          The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

     Short Sales
          The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the Fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The Fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box"). As of June 30, 2003, the Lindner Market Neutral Fund was the only Fund which held short positions of securities.

     Dividends and Distributions to Shareholders
          The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap Growth, Lindner Market Neutral, Lindner Small-Cap Growth, and Lindner Communications Funds declare annual dividends from net investment income in December. The Lindner Growth and Income Fund distributes substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all Funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2.   Investment Transactions and Federal Tax Disclosure

     For the year ended June 30, 2003, aggregate purchases and sales of investment securities, other than options, U.S. Government Securities, and short-term obligations were as follows:

                                            Purchases             Sales
                                            ---------             -----
Lindner Large-Cap Growth Fund             $109,160,073       $126,326,008
Lindner Growth and Income Fund              56,092,929         66,071,455
Lindner Communications Fund                    874,456          2,243,869
Lindner Small-Cap Growth Fund                7,678,115          9,190,387
Lindner Market Neutral Fund                 27,292,346         27,578,782


For the year ended June 30, 2003, aggregate purchases and sales of long-term U.S. Government securities were as follows:

                                              Purchases          Sales
                                              ---------          -----
Lindner Large-Cap Growth Fund                $        0       $         0
Lindner Growth and Income Fund                1,885,674        18,312,236
Lindner Communications Fund                           0                 0
Lindner Small-Cap Growth Fund                         0                 0
Lindner Market Neutral Fund                           0                 0

                              Lindner Investments

As of June 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:


                                      Lindner         Lindner         Lindner        Lindner        Lindner
                                      Large-Cap       Growth and   Communications   Small-Cap     Market Neutral
                                      Growth Fund     Income Fund      Fund        Growth Fund        Fund
                                      -----------     -----------  --------------  -----------    -------------

Cost of Investments (a)              $ 85,063,917   $ 186,824,829    $ 9,626,177   $ 5,810,601  $    8,112,365
Gross unrealized appreciation           9,100,539      16,317,543        753,217     1,622,371         924,333
Gross unrealized depreciation          (3,364,528)    (25,264,450)    (1,946,699)      (76,826)     (1,206,106)
                                     ------------    ------------    -----------    ----------     -----------
Net unrealized                          5,736,011      (8,946,907)    (1,193,482)    1,545,545        (281,773)
appreciation/(depreciation)
Cumulative tax cost adjustments           147,710          52,379        386,382         1,341          18,217
Distributable ordinary income                  --              --             --            --              --
Distributable long-term capital gain           --              --             --            --              --
Total distributable earnings                   --              --             --            --              --
Other accumulated losses             (120,454,085)   (165,947,829)   (15,953,552)   (4,620,058)    (24,891,799)
Total net losses                    $(114,570,364)  $(174,842,357)  $(16,760,652)  $(3,073,172)   $(25,155,355)

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.


The tax components of dividends paid during the years ended June 30, 2003 and June 30, 2002 were as follows:

                        Lindner           Lindner              Lindner           Lindner           Lindner
                        Large-Cap         Growth and           Communications    Small-Cap         Market Neutral
                        Growth Fund       Income Fund          Fund              Growth Fund       Fund
                        For the           For the              For the           For the           For the
                        Year Ended        Year Ended           Year Ended        Year Ended        Year Ended
                        ----------        ----------           ----------        ----------        ----------
                    June 30,  June 30,  June 30,  June 30,  June 30, June 30,  June 30, June 30, June 30,June 30,
                     2003      2002      2003      2002      2003      2002      2003     2002     2003    2002
                     ----      ----      ----      ----      ----      ----      ----     ----     ----    ----

Ordinary income
dividends             $--       $--   $1,602,731 $3,225,451  $--     $40,825     $--      $--      $--     $359,101
Return of capital
distributions          --        --       51,250      --      --      20,741      --       --       --      --

On June 30, 2003, Lindner Large-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately
$103,744,975,   which  expire  $5,821,089  in  2009,  $63,270,724  in  2010  and
$34,653,162  in 2011.

On June 30, 2003, Lindner Growth and Income Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $149,272,522 which expire $9,748,820 in 2007, $45,757,405 in 2008, $56,382,656 in 2009, $10,010,373 in 2010 and $27,373,268 in 2011.

On June 30, 2003, Lindner Communications Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $14,947,429, which expire $478,589 in 2009, $11,763,123 in 2010 and $2,705,717 in 2011.

On June 30, 2003, Lindner Small-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $4,111,614, which expire $2,756,241 in 2010 and $1,355,373 in 2011.

On June 30, 2003, Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $24,242,752, which expire $5,301,235 in 2004, $1,792,406 in 2005, $9,095,248 in 2006,
$5,006,556 in 2007, $610,892 in 2009, $1,465,206 in 2010 and $971,199 in 2011.

At June 30, 2003, the Lindner Large-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Communications Fund, Lindner Small-Cap Growth Fund, and Lindner Market Neutral Fund deferred on a tax basis to the first day of the next taxable year, post-October losses of $16,561,400, $16,622,928, $619,741, $507,103, and
$329,802, respectively.

For the year ended June 30, 2003, 100% of the ordinary distributions paid by the Lindner Growth and Income Fund qualify for the dividend received deduction available to corporate shareholders (unaudited).

                              Lindner Investments

The Lindner Growth & Income Fund designates 100% of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

3.   Management Fees and Other Transactions with Affiliates

Management fees for the Lindner Large-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.8% of the first $500 million of net assets, 0.75% of the next $500 million of net assets, and 0.7% of the excess of $1 billion.

Management fees for the Lindner Growth and Income Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $500 million of net assets, 0.65% of the next $500 million of net assets, and 0.6% of the excess of $1 billion. Management fees for the Lindner Communications Fund are accrued daily and paid monthly at an annual rate of 1.0% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

Management fees for the Lindner Small-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.95% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion. Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

Management fees for the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate 0.15% of net assets.

Lindner Asset Management, Inc., the Adviser to the Funds, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Adviser receives compensation at an annual rate of 0.10% of the average daily net assets of each Fund.

The Adviser has contractually agreed until June 30, 2003, to waive a portion of its management and administration fees so that a Fund's total operating expenses do not exceed the amounts listed in the following table:

Fund                                                Total Operating
                                                      Expenses
Large-Cap Growth Fund                                    1.35%
Growth and Income Fund                                   1.25%
Communications Fund                                      1.55%
Small-Cap Growth Fund                                    1.50%
Market Neutral Fund                                      2.18%
Government Money Market Fund                             0.50%

For the year ended June 30, 2003, the Trust recognized expenses, net of waivers, of $2,052,780 representing Lindner Asset Management, Inc.'s cost of providing management and administrative services to the Trust.

The Board of Trustees, on behalf of all Funds, except the Government Money Market Fund, has adopted and the shareholders subsequently approved in July 2001, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund, other than the Government Money Market Fund, may incur certain expenses of up to 0.25% per annum of its average daily net assets. The Distribution Plan provides that the Funds may finance activities which are primarily intended to result in the sale of the Fund's shares. For the year ended June 30, 2003 the Funds incurred the following expenses pursuant to the Distribution Plan: Lindner Large-Cap Growth Fund - $37,649, Lindner Growth and Income Fund - $76,488, Lindner Communications Fund - $17,959, Lindner Small-Cap Growth Fund - $17,796, and Lindner Market Neutral Fund - $19,979.

The Adviser has entered into an advisory agreement for each Fund pursuant to which the Adviser has appointed a Sub-Adviser to carry out the day-to-day investment and reinvestment of the assets of each Fund. The fees of the Sub-Advisers are paid by the Adviser. The following table lists the Sub-Advisers of each Fund as of June 30, 2003.

                              Lindner Investments

Fund                                     Sub-Adviser
----                                     -----------
Large-Cap Growth Fund                    CastleArk Management, LLC
Growth and Income Fund                   Argent Capital Management LLC
Communications Fund                      Gamco Investors Inc. d/b/a
                                         Gabelli Asset Management Company
Small-Cap Growth Fund                    CastleArk Management, LLC
Market Neutral Fund                      The Boston Company Asset Management
                                         (Formerly Standish Mellon Asset
                                         Management, LLC prior to reorganization
                                         on July 1, 2003)
Government Money Market Fund             U.S. Bancorp Asset Management, Inc.

4.   Transactions with Affiliates

Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". During the year ended June 30, 2003, Atlas Minerals, Inc. was the only issuer that was classified as an "affiliate (non-controlled)" and which was an "affiliated company" as defined by the Investment Company Act of 1940.The Lindner Growth and Income Fund was the only Fund that owned common stock of this affiliated (non-controlled) issuer. The Fund sold its position in Atlas Minerals, Inc. and realized a loss of $3,205,061 during the year ended June 30, 2003.

Additionally, certain of the Funds invest in the Lindner Government Money Market Fund as a short-term investment vehicle. Accordingly, these Funds classify their investments in the Lindner Government Money Market Fund as affiliated transactions. Investment income received from the Lindner Government Money Market Fund was $20,230 for the Lindner Large-Cap Growth Fund, $15,914 for the Lindner Growth and Income Fund, $2,762 for the Lindner Communications Fund, $1,930 for the Lindner Small-Cap Growth Fund, and $4,705 for the Lindner Market Neutral Fund, for the year ended June 30, 2003.

5.   Capital Stock

The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value shares. Effective August 17th, 2001, Institutional shares and Investor shares of each fund were combined, and since that date, only one class of shares of each fund is offered to investors. Transactions in shares of capital stock were as follows:



                                   Year Ended June 30, 2003   Year Ended June 30, 2002
                                   ------------------------   ------------------------
                                   Shares         Amount      Shares          Amount
                                   ------         ------      ------          ------
Lindner Large-Cap Growth Fund
Investor shares
Sold                                68,604    $    447,502   2,699,633    $   26,522,075
Dividends and distributions             --              --          --                --
reinvested
Redeemed                        (2,419,150)    (15,698,683) (6,632,547)      (61,220,861)
                                ----------     -----------  ----------       -----------
Net decrease                    (2,350,546)   $(15,251,181) (3,932,914)   $  (34,698,786)
                                ==========    ============  ==========    ==============

Institutional shares
Sold                                   --     $        --         210     $       2,121
Dividends and distributions            --              --          --                --
reinvested
Redeemed                               --              --     (12,863)         (123,367)
                                ----------     -----------  ----------       -----------
Net decrease                           --     $        --     (12,653)    $    (121,246)
                                ==========    ============  ==========    ==============

Lindner Growth and Income Fund
Investor shares
Sold                               159,386    $  2,606,346     144,415   $     2,910,793
Dividends and distributions         84,101       1,363,116     137,361         2,589,707
reinvested
Redeemed                        (2,034,583)    (33,377,463) (3,410,163)      (68,055,613)
                                ----------     -----------  ----------       -----------
Net decrease                    (1,791,096)   $(29,408,001) (3,128,387)   $  (62,555,113)
                                ==========    ============  ==========    ==============

Institutional shares
Sold                                    --   $          --         199   $         4,183
Dividends and distributions             --              --          --                --
reinvested
Redeemed                                --              --    (10,893)         (227,154)
                                ----------     -----------  ----------       -----------
Net decrease                            --   $          --    (10,694)   $     (222,971)
                                ==========    ============  ==========    ==============

Lindner Investments

                                  Year Ended June 30, 2003      Year Ended June 30, 2002
                                  ------------------------      ------------------------
                                     Shares        Amount      Shares            Amount
                                     ------        ------      ------            ------
Lindner Communications Fund
Investor shares
Sold                               316,943  $   1,741,048      37,411   $       297,063
Dividends and distributions             --             --       7,295            55,299
reinvested
Redeemed                          (571,299)    (2,958,627)   (711,779)       (5,352,014)
                                ----------    -----------  ----------       -----------
Net decrease                      (254,356) $  (1,217,579)   (667,073)   $   (4,999,652)
                                ==========   ============  ==========    ==============

Institutional shares
Sold                                    --  $          --          --    $           --
Dividends and distributions             --             --          --                --
reinvested
Redeemed                                --             --      (3,685)          (32,798)
                                ----------    -----------  ----------    --------------
Net decrease                            --  $          --      (3,685)   $      (32,798)
                                ==========   ============  ==========    ==============

Lindner Small-Cap Growth Fund
Investor shares
Sold                                 34,266 $     158,028     166,944   $     1,132,827
Dividends and distributions              --            --          --                --
reinvested
Redeemed                          (349,022)    (1,593,281)   (994,661)       (6,452,949)
                                ----------    -----------  ----------    --------------
Net decrease                      (314,756)  $ (1,435,253)   (827,717)   $   (5,320,122)
                                ==========   ============  ==========    ==============

Institutional shares
Sold                                     -- $          --         328   $         2,354
Dividends and distributions              --            --          --                --
reinvested
Redeemed                                 --            --    (109,271)         (756,900)
                                ----------    -----------  ----------    --------------
Net decrease                             -- $          --    (108,943)   $     (754,546)
                                ==========   ============  ==========    ==============

Lindner Market Neutral Fund
Investor shares
Sold                             1,267,418  $   7,502,996     229,471   $     1,476,729
Dividends and distributions              --            --      56,818           338,067
reinvested
Redeemed                        (1,365,570)    (8,068,937) (1,218,028)       (7,616,758)
                                ----------    -----------  ----------    --------------
Net decrease                       (98,152) $    (565,941)   (931,739)   $   (5,801,962)
                                ==========   ============  ==========    ==============

Lindner Government Money Market Fund
Investor shares
Sold                            91,457,814  $  91,457,814  195,424,952   $   195,424,952
Dividends and distributions        165,242        165,242      464,386           464,386
reinvested
Redeemed                      (105,044,739)  (105,044,739)(203,924,305)     (203,924,305)
                                ----------    -----------  -----------    --------------
Net decrease                   (13,421,683)  $(13,421,683)  (8,034,967)   $   (8,034,967)
                                ==========   ============  ===========    ==============

                              Lindner Investments

                              Financial Highlights

                          Lindner Large-Cap Growth Fund

    (Selected data for a share outstanding throughout the indicated period)


                                                          Year Ended June 30
                                             -------------------------------------------
                                             2003       2002       2001    2000     1999
                                             ----       ----       ----    ----     ----
Net asset value, beginning of period        $7.23     $10.92     $16.42  $16.14   $22.27
Income from investment operations
Net investment income (loss)                (0.04)(2)  (0.07)(2)  0.022    0.13     0.29
Net realized and unrealized gains
   (losses) on investments                  (0.20)     (3.62)     (3.61)   1.25    (3.36)
                                            -----      -----      -----    ----    -----
Total from investment operations            (0.24)     (3.69)     (3.59)   1.38    (3.07)
                                            -----      -----      -----    ----    -----
Less distributions
Dividends from net investment income           --         --      (0.10)  (0.23)   (0.32)
Dividends from net realized gains              --         --      (1.81)  (0.87)   (2.74)
                                            -----      -----      -----    ----    -----
Total distributions                            --         --      (1.91)  (1.10)   (3.06)
                                            -----      -----      -----    ----    -----
Change in net asset value                   (0.24)     (3.69)     (5.50)   0.28    (6.13)
                                            -----      -----      -----    ----    -----
Net asset value, end of period              $6.99      $7.23     $10.92  $16.42   $16.14
                                            =====      =====     ======  ======   ======

Total return(1)                             (3.32%)   (33.79%)   (22.84%)  8.61%  (13.66%)
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                       1.52%      1.33%      0.70%   0.82%    0.57%
After expense waivers                        1.35%      1.33%      0.70%   0.82%    0.57%
Ratio of net investment income
 (loss) to average net assets:
Before expense waivers                      (0.72%)    (0.79%)     0.11%   0.57%    1.27%
After expense waivers                       (0.55%)    (0.79%)     0.11%   0.57%    1.27%
Portfolio turnover rate                    119.35%    135.50%    232.94% 129.68%   53.41%
Net assets, end of period (in millions)       $92       $112       $213    $342     $434


(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)  Net investment  income (loss) per share  represents  net investment  income
     (loss)  divided  by  the  daily  average  shares  of  beneficial   interest
     outstanding throughout each period.

See Notes to Financial Statements

                              Lindner Investments

                              Financial Highlights

                         Lindner Growth and Income Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                         Year Ended June 30
                                           ------------------------------------------------
                                           2003      2002(3)     2001        2000      1999
                                           ----      -----       ----        ----      ----
Net asset value, beginning of period     $17.89     $21.14     $21.14      $23.50    $27.59
Income from investment operations
Net investment income                      0.15(2)    0.24(2)    0.56(2)     1.07      2.16
Net realized and unrealized gains
(losses) on investments                   (0.13)     (3.24)      0.01       (2.30)    (3.80)
                                         ------     ------     ------      ------    ------
Total from investment operations           0.02      (3.00)      0.57       (1.23)    (1.64)
                                         ------     ------     ------      ------    ------
Less distributions
Dividends from net investment income      (0.15)     (0.25)     (0.57)      (1.13)    (1.95)
Dividends from net realized gains            --         --         --          --     (0.50)
Return of capital                         (0.01)        --         --          --        --
                                         ------     ------     ------      ------    ------
Total distributions                       (0.16)     (0.25)     (0.57)      (1.13)    (2.45)
                                         ------     ------     ------      ------    ------
Change in net asset value                 (0.14)     (3.25)        --       (2.36)    (4.09)
                                         ------     ------     ------      ------    ------
Net asset value, end of period           $17.75     $17.89     $21.14      $21.14    $23.50
                                         ======     ======     ======      ======    ======

Total return(1)                            0.17%    (14.27%)     2.78%      (5.48%)   (5.57%)
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                     1.31%      1.14%      0.84%       0.73%     0.66%
After expense waivers                      1.25%      1.14%      0.84%       0.73%     0.66%
Ratio of net investment income
  to average net assets:
Before expense waivers                     0.84%      1.21%      2.63%       4.14%     8.03%
After expense waivers                      0.90%      1.21%      2.63%       4.14%     8.03%
Portfolio turnover rate                   32.80%     58.12%    170.40%     124.63%    31.74%
Net assets, end of period (in millions)    $178       $211       $316        $448      $768

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)  Net investment  income (loss) per share  represents  net investment  income
     (loss)  divided  by  the  daily  average  shares  of  beneficial   interest
     outstanding throughout each period.

(3) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and adopted the yield to maturity premium and discount amortization method on fixed-income securities. The periods prior to July 1, 2001 have not been restated to reflect the change in presentation.

See Notes to Financial Statements

                              Lindner Investments

                              Financial Highlights

                           Lindner Communications Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                            Year Ended June 30
                                            ----------------------------------------------
                                            2003       2002      2001      2000       1999
                                            ----       ----      ----      ----       ----
Net asset value, beginning of period       $5.00      $9.62    $19.04    $14.81     $16.78
Income from investment operations
Net investment income (loss)               (0.01)(2)   0.02(2)   0.17(2)   0.21       0.33
Net realized and unrealized gains
 (losses) on investments                    1.53      (4.61)    (6.90)     4.55       0.44
                                           -----     ------    ------      -----       ----
Total from investment operations            1.52      (4.59)    (6.73)     4.76       0.77
                                           -----     ------    ------      -----       ----
Less distributions
Dividends from net investment income          --      (0.02)    (0.18)    (0.22)     (0.33)
Dividends from net realized gains             --         --     (2.51)    (0.31)     (2.41)
Return of capital                             --      (0.01)       --        --         --
                                           -----     ------    ------      -----       ----
Total distributions                           --      (0.03)    (2.69)    (0.53)     (2.74)
                                           -----     ------    ------      -----       ----
Change in net asset value                   1.52      (4.62)    (9.42)     4.23     (1.97)
                                           -----     ------    ------      -----       ----
Net asset value, end of period             $6.52      $5.00     $9.62    $19.04     $14.81
                                           =====     ======    ======      =====       ====

Total return(1)                            30.40%    (47.82%)  (38.99%)   32.49%      8.62%
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                      2.71%      1.85%     1.06%     0.93%      0.97%
After expense waivers                       1.55%      1.40%     1.06%     0.93%      0.97%
Ratio of net investment income
(loss) to average net assets:
Before expense waivers                     (1.39%)    (0.13%)    1.21%     1.22%      2.40%
After expense waivers                      (0.23%)     0.32%     1.21%     1.22%      2.40%
Portfolio turnover rate                    11.87%    250.47%   246.70%    69.46%    137.51%
Net assets, end of period (in millions)       $8         $8       $21       $42        $26


(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)  Net investment  income (loss) per share  represents  net investment  income
     (loss)  divided  by  the  daily  average  shares  of  beneficial   interest
     outstanding throughout each period.

See Notes to Financial Statements

                              Lindner Investments

                              Financial Highlights

                          Lindner Small-Cap Growth Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                          Year Ended June 30
                                          --------------------------------------------------
                                          2003       2002       2001        2000   1999
                                          ----       ----       ----        ----   ----
Net asset value, beginning of period      $5.68      $7.83      $9.21      $8.06   $8.49
Income from investment operations
Net investment income (loss)              (0.07)(2)  (0.09)(2)  (0.04)(2)   0.07   0.08
Net realized and unrealized gains
  (losses) on investments                 (0.42)     (2.06)     (0.61)      1.22   (0.12)
Total from investment operations          (0.49)     (2.15)     (0.65)      1.29   (0.04)
Less distributions
Dividends from net investment income       --         --        (0.02)     (0.10)  (0.08)
Dividends from net realized gains          --         --        (0.71)     (0.04)  (0.31)
Total distributions                        --         --        (0.73)     (0.14)  (0.39)
Change in net asset value                 (0.49)     (2.15)     (1.38)      1.15   (0.43)
Net asset value, end of period            $5.19      $5.68      $7.83      $9.21   $8.06

Total return(1)                           (8.63%)   (27.46%)    (6.58%)    16.26%   0.11%
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                     2.34%      1.69%      1.07%      0.97%   0.94%
After expense waivers                      1.50%      1.47%      1.07%      0.97%   0.94%
Ratio of net investment income (loss)
 to average net assets:
Before expense waivers                    (2.23%)    (1.56%)    (0.50%)     0.61%   0.99%
After expense waivers                     (1.39%)    (1.33%)    (0.50%)     0.61%   0.99%
Portfolio turnover rate                  105.60%    129.32%    210.65%    174.02%  65.98%
Net assets, end of period (in millions)    $7         $10        $20        $27     $38

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)  Net investment  income (loss) per share  represents  net investment  income
     (loss)  divided  by  the  daily  average  shares  of  beneficial   interest
     outstanding throughout each period.

See Notes to Financial Statements

                              Lindner Investments

                              Financial Highlights

                           Lindner Market Neutral Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                          Year Ended June 30
                                          --------------------------------------------------
                                           2003       2002       2001        2000     1999
                                           ----       ----       ----        ----     ----


Net asset value, beginning of period       $5.87      $6.54      $6.60      $5.72    $5.65
Income from investment operations
Net investment income (loss)               (0.05)(2)  (0.09)(2    0.30(2)    0.23     0.23
Net realized and unrealized gains
(losses) on investments                     0.24      (0.37)     (0.12)      0.86     0.01
                                           -----      -----      -----      -----    -----
Total from investment operations            0.19      (0.46)      0.18       1.09     0.24
                                           -----      -----      -----      -----    -----
Less distributions
Dividends from net investment income          --      (0.21)     (0.24)     (0.21)   (0.17)
Dividends from net realized gains             --         --         --         --       --
                                           -----      -----      -----      -----    -----
Total distributions                           --      (0.21)     (0.24)     (0.21)   (0.17)
                                           -----      -----      -----      -----    -----
Change in net asset value                   0.19      (0.67)     (0.06)      0.88     0.07
                                           -----      -----      -----      -----    -----
Net asset value, end of period             $6.06      $5.87      $6.54      $6.60    $5.72
                                           =====      =====      =====      =====    =====

Total return1                               3.24%     (7.09%)     2.58%     19.26%    4.29%
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                      4.10%(3)   3.28%(3)   2.13%(3)   1.93%    1.45%
After expense waivers                       3.93%(4)   3.28%      2.13%      1.93%    1.45%
Ratio of net investment income (loss)
 to average net assets:
Before expense waivers                     (1.02%)(5) (1.47%)5    4.46%5     3.71%    3.46%
After expense waivers                      (0.85%)(6) (1.47%)     4.46%      3.71%    3.46%
Portfolio turnover rate                   187.39%    247.83%    497.77%    817.43%  104.92%
Net assets, end of period (in millions)       $8         $8        $15        $22      $18

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period. Net investment income before dividends on short positions for the periods ended June 30, 2003, June 30, 2002 and June 30, 2001 were $0.05, ($0.01) and $0.35, respectively.

(3) The operating expense ratio before expense waivers includes dividends on short positions. The ratios excluding dividends on short positions for the years ended June 30, 2003, June 30, 2002 and June 30, 2001 were 2.35%, 1.99% and 1.31%, respectively.

(4) The operating expense ratio after expense waivers includes dividends on short positions. The ratio excluding dividends on short positions for the year ended June 30, 2003, was 2.18%.

(5) The net investment income ratio before expense waivers includes dividends on short positions. The ratios excluding dividends on short positions for the years ended June 30, 2003, June 30, 2002 and June 30, 2001 were 0.73%, (0.18%) and 5.28%, respectively.

(6) The net investment income ratio after expense waivers includes dividends on short positions. The ratio excluding dividends on short positions for the year ended June 30, 2003, was 0.90%.

See Notes to Financial Statements

                              Lindner Investments

                              Financial Highlights

                      Lindner Government Money Market Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                             Year Ended June 30
                                          -----------------------------------------------------
                                            2003       2002       2001       2000         1999
                                            ----       ----       ----       ----         ----
Net asset value, beginning of period       $1.00      $1.00      $1.00      $1.00        $1.00
Income from investment operations
Net investment income                       0.01(2)    0.02(2)    0.05(2)    0.05         0.05
                                           -----      -----      -----      -----        -----
Total from investment operations            0.01       0.02       0.05       0.05         0.05
                                           -----      -----      -----      -----        -----
Less distributions
Dividends from net investment income       (0.01)     (0.02)     (0.05)     (0.05)       (0.05)
                                           -----      -----      -----      -----        -----
Change in net asset value                     --         --         --         --           --
                                           -----      -----      -----      -----        -----
Net asset value, end of period             $1.00      $1.00      $1.00      $1.00        $1.00
                                           =====      =====      =====      =====        =====

Total return(1)                             1.15%      2.15%      5.49%      5.26%        4.70%
Ratios/supplemental data:
Ratio of expenses to average net assets:
Before expense waivers                      0.90%      0.66%      0.59%      0.51%        0.53%
After expense waivers                       0.50%      0.50%      0.50%      0.50%        0.50%
Ratio of net investment income to average
net assets:
Before expense waivers                      0.77%      2.03%      5.31%      5.10%        4.53%
After expense waivers                       1.17%      2.19%      5.31%      5.10%        4.53%
Net assets, end of period (in millions)      $19        $32        $40        $38          $44

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Lindner Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lindner Funds, including Lindner Large-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Communications Fund, Lindner Small-Cap Growth Fund, Lindner Market Neutral Fund, and Lindner Government Money Market Fund (collectively, the "Funds") as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Chicago, Illinois
August 18, 2003

                              Lindner Investments
                            MANAGEMENT OF THE TRUST

Listed in the charts below is information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-995-7777. The business address for each Trustee is 520 Lake Cook Road, Suite 381, Deerfield, Illinois, 60015.

Disinterested Trustees:(1)

Each of the Trustees has served as a Trustee of the Trust continuously since January 1993. Each Trustee oversees the six Funds which comprise the Trust.


                           Principal Occupation (s)                             Other Directorships(2)
Name and Age               During Past 5 Years                                              Held
-----------------------------------------------------------------------------------------------------
Robert L. Byman, 57        Partner in the law firm of Jenner & Block, Chicago,              None
                           Illinois, for more than five years.

Terence P. Fitzgerald, 48  Executive Vice President, Domestic Development,                  None
                           The Mills Corporation, since 1996. Senior Counsel,
                           The May Department Stores Company from 1993
                           until 1995.

Marc P. Hartstein, 50      President, Hart Communications Inc., a research and              None
                           strategic planning firm. Marketing Director at Anheuser-
                           Busch, Inc. from 1982 to 2002.

Peter S. Horos, 54         Investment Manager, Allstate Life Insurance                      None
                           Company, Northbrook, Illinois, for more than five years.




Donald J. Murphy, 59       President of Murcom Financial, Ltd., a private                   None
                           investment firm, for more than five years.


Dennis P. Nash, 51         President, Nellis Feed Company, a feed ingredient                None
                           broker, for more than five years.

Interested Trustees:(1)

Each Trustee has served as Trustee of the Trust continuously since January 1993. Mr. Valassis has served as Chairman of the Board of Trustees since January 1993. Mr. Ryback has served as President of the Trust since January 1993. Each Trustee oversees the six Funds which comprise the Trust.

                                 Principal Occupation (s)                                Other Directorships(2)
Name and Age                     During Past 5 Years                                     Held
----------------------------------------------------------------------------------------------------------------
Doug T. Valassis(3), 50          Chairman, Chief Executive Officer and Trustee           Acceptance Insurance
                                 of the Trust. Chairman, a Director and Treasurer of     Companies, Inc.
                                 the Adviser since 1993. President of Franklin
                                 Enterprises,
                                 Inc., a private investment firm for more than 5 years.

Eric E. Ryback(4), 50            President and Trustee of the Trust. President and a     None
                                 Director of the Adviser since 1993.

Officers

Name, Age and                    Length of Time Served                                   Principal Occupation (s)
Trust Position(s) Held           as Trust Officer                                        During Past 5 Years

Robert L. Miller, 46             Since April 2001                                        Vice President and Treasurer of
Vice President, Chief Financial                                                          Franklin Enterprises for more
Officer, Secretary and Treasurer                                                         than five years. Vice President
                                                                                         and
                                                                                         Chief Administrative Officer of
                                                                                         Lindner Asset Management, Inc.

(1) Each Trustee serves until he dies, resigns, or is removed; or if sooner, until the election and qualification of his successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Valassis is considered an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as Chairman, a Director and Treasurer of Lindner Asset Management, Inc., the Trust's investment adviser.

(4) Mr. Ryback is considered an "interested person" of the Trust, as defined by the 1940 Act, because he serves as President and a Director of Lindner Asset Management, Inc., the Trust's investment adviser.

                               LINDNER INVESTMENTS
                          520 Lake Cook Road, Suite 381
                         Deerfield, Illinois 60015 TEL:
                                  800-995-7777
                          Website: www.lindnerfunds.com
                         Email: lindnerfunds@usbank.com

                                BOARD OF TRUSTEES
                                Robert L. Byman T
                              erence P. Fitzgerald
                                Marc P. Hartstein
                                 Peter S. Horos
                                Donald J. Murphy
                                 Dennis P. Nash
                                 Eric E. Ryback
                                Doug T. Valassis

                               INVESTMENT ADVISER
                         Lindner Asset Management, Inc.

                                    CUSTODIAN
                                 U.S. Bank, N.A.

                                     COUNSEL
                               Dykema Gossett PLLC

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC

                                   DISTRIBUTOR
                            Quasar Distributors, LLC

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP

Item 2. Code of Ethics.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 3. Audit Committee Financial Expert.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.


Item 8. [Reserved]


Item 9. Controls and Procedures.


(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) Lindner Investments

         By (Signature and Title) /s/ Doug T. Valassis
                                  ----------------------------
                                      Doug T. Valassis, Chairman

         Date   8/28/2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Doug T. Valassis
                                  ----------------------------
                                      Doug T. Valassis, Chairman

         Date: 8/28/2003

         By (Signature and Title) /s/ Robert L. Miller
                                  ----------------------------
                                      Robert L. Miller, Treasurer

         Date   8/28/2003